JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

May 18, 2010

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Trust (“JHT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on June 28, 2010 at 10:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of each of two series or funds of JHT — the High Income Trust and U.S. High Yield Bond Trust (each, an “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Acquired Fund into the JHT fund listed below (the “Acquiring Fund”) (the “Reorganization”):

Acquired Funds		Acquiring Fund

High Income Trust	—	High Yield Trust
U.S. High Yield Bond Trust	—	High Yield Trust

Under the Plan and with respect to each of the two combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization to an Acquired Fund will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of shares of Series I, Series II and NAV share classes (as applicable) of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. If approved by shareholders of the Acquired Funds, the Reorganization is expected to occur on November 5, 2010 or on such earlier date (following shareholder approval), or later date (which may be as late as May 2011), as determined by the officers of JHT.

The Board of Trustees of JHT (the “Board”) has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to consolidate JHT’s three high yield funds into a single fund in the context of substantial planned redemptions from each of the three funds by JHT’s Lifestyle Trusts. The Lifestyle Trusts operate as funds of funds and invest in other JHT funds. As part of an ongoing reallocation of their assets, the Lifestyle Trusts have begun the process of withdrawing an aggregate of more than

$2.5 billion in assets from the three high yield funds. This process is expected to continue at least through 2010, and may continue into 2011, to ensure an orderly disposition of fund assets, including illiquid securities. By the time the Reorganization takes place, only the Acquiring Fund — and not the Acquired Funds — is expected to have sufficient assets to remain economically viable as a stand-alone fund. The Reorganization will permit shareholders of the Acquired Funds to continue their high yield investment strategies as shareholders of the Acquiring Fund which is expected to have better prospects for growth and efficient management than the Acquired Funds. In addition, the Acquiring Fund has lower overall expense ratios than the Acquired Funds. The Acquiring Fund has outperformed the High Income Trust for the three-year period (but not the one-year period), and the U.S. High Yield Bond Trust for the one-year period (but not the three-year period), ended December 31, 2009.

The value of your investment will not be affected by the Reorganization, and it is expected to qualify as a tax-free reorganization for federal income tax purposes. However, the expenses of the combinations will in each case be borne by the Acquired Fund because it is expected principally to benefit from the combination.

* * *

Although you are not a shareholder of JHT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Funds attributable to your contract as of April 30, 2010, the record date for the Meeting. John Hancock USA and John Hancock NY will vote all shares of each Acquired Fund issued to such companies in proportion to the timely voting instructions with respect to that fund received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended. Effective January 1, 2010, John Hancock USA succeeded by merger to John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”).

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus for JHT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has unanimously voted in favor of the proposed Reorganization and recommends that you give voting instructions for its approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail

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your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt on or before June 25, 2010. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Reorganization, please call one of the following numbers:

— For John Hancock USA variable annuity contracts:	(800) 344-1029*
— For John Hancock USA variable life contracts:	(800) 827-4546*
— For John Hancock NY variable annuity contracts:	(800) 551-2078
— For John Hancock NY variable life contracts:	(888) 267-7784

*	Includes former JHLICO and JHVLICO variable contracts.

Sincerely,

Thomas M. Kinzler
Secretary
John Hancock Trust

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JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the High Income Trust and the U.S. High Yield Bond Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the High Income Trust and the U.S. High Yield Bond Trust (each, an “Acquired Fund”), each a separate series or fund of John Hancock Trust (“JHT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on June 28, 2010 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the High Income Trust into the High Yield Trust. (Only shareholders of the High Income Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the U.S. High Yield Bond Trust into the High Yield Trust. (Only shareholders of the U.S. High Yield Bond Trust will vote on Proposal 2)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHT recommends that shareholders vote FOR each Proposal.

Approval of each proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund. Each shareholder of record at the close of business on April 30, 2010 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

Thomas M. Kinzler
Secretary

May 18, 2010
Boston, Massachusetts

JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 28, 2010

RELATING TO THE FOLLOWING FUND COMBINATIONS:

(1) HIGH INCOME TRUST INTO HIGH YIELD TRUST; AND
(2) U.S. HIGH YIELD BOND TRUST INTO HIGH YIELD TRUST.

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Trust (“JHT”) of proxies to be used at a Special Meeting of Shareholders of JHT to be held at 601 Congress Street, Boston, Massachusetts 02210, on June 28, 2010, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of two series or funds of JHT — the High Income Trust and the U.S. High Yield Bond Trust (each, an “Acquired Fund”), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of each Acquired Fund into another fund of JHT, the High Yield Trust (the “Acquiring Fund”) (each a “Combination” and, collectively, the “Reorganization”).

Under the Plan and with respect to each of the two Combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in each Combination to the Acquired Fund will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization (the “Exchange Date”). Holders of shares of Series I, Series II and NAV share classes (as applicable) of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that fund on November 5, 2010 or on such earlier date (following shareholder approval), or later date (which may be as late as May 2011), as determined by the officers of JHT. All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the Reorganization as to one Acquired Fund is not contingent upon such consummation as to the other Acquired Fund.

The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. JHT’s Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Funds, and the most recent Annual Report contains discussions of the market conditions and investment strategies that significantly affected such funds during their fiscal year ended December 31, 2009. Copies of these reports may be obtained at no charge by calling the appropriate toll free number listed below.

A Statement of Additional Information dated May 18, 2010 (the “SAI”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) (File Nos. 333-165932 and 811-04146) and is also incorporated by reference into this Proxy Statement/Prospectus. Copies of the SAI may be obtained without charge by writing to JHT at the address stated above or by calling the appropriate toll free number listed below. Copies of JHT’s Prospectus and Statement of Additional Information, each dated May 3, 2010, may be obtained in the same manner. Shareholders having any questions regarding the Reorganization should call the appropriate toll free number listed below:

— For John Hancock USA variable annuity contracts:	(800) 344-1029*
— For John Hancock USA variable life contracts:	(800) 827-4546*
— For John Hancock NY variable annuity contracts:	(800) 551-2078
— For John Hancock NY variable life contracts:	(888) 267-7784

*	Includes former JHLICO and JHVLICO variable contracts.

JHT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is May 18, 2010.

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		Page

Introduction		1
Overview of the Reorganization		1
Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the High Income Trust into the High Yield Trust. (Only shareholders of the High Income Trust will vote on Proposal 1)	4
Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the U.S. High Yield Bond Trust into the High Yield Trust. (Only shareholders of the U.S. High Yield Bond Trust will vote on Proposal 2)	13
Information About the Reorganization		23
	Agreement and Plan of Reorganization	23
	Reasons for the Reorganization	24
	Board Consideration of the Reorganization	25
	Description of the Securities to Be Issued	27
	Federal Income Tax Consequences	28
Capitalization		30
Additional Information About the Funds		33
	Principal Risks of Investing in the Funds	33
	Additional Information About the Funds’ Investment Policies	45
	Subadvisers and Portfolio Managers	48
	Rule 12b-1 Fees	51
	Compensation of Financial Intermediaries	51
	Dividends and Distributions	52
	Purchase and Redemption of Shares	52
	Disruptive Short-Term Trading	55
	Tax Matters	57
	Policy Regarding Disclosure of Fund Holdings	59
	Broker Compensation and Revenue Sharing Arrangements	59
Shareholders and Voting Information		60
Outstanding Shares and Share Ownership		64
Financial Statements		65
Legal Matters		65
Other Matters		66
Appendix A	Form of Agreement and Plan of Reorganization	A-1
Appendix B	Financial Highlights of the Funds	B-1

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INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated April 30, 2010 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHT held.

JHT.  JHT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHT currently offers more than 100 separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies and other funds of JHT that operate as funds of funds.

Investment Management.  John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser to JHT and to the Acquired and Acquiring Funds. Pursuant to an investment advisory agreement with JHT dated May 1, 1999, as amended (the “Advisory Agreement”), JHIMS is responsible for, among other things, administering the business and affairs of JHT and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment of the assets of the funds pursuant to subadvisory agreements with JHIMS. JHIMS and the subadvisers to the Acquired and Acquiring Funds are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

The Distributor.  John Hancock Distributors, LLC (“JH Distributors”) serves as JHT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATION

At its meeting held on March 19, 2010, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHT or the Adviser (the “Independent Trustees”), approved the Plan providing for the Combination of each Acquired Fund into the Acquiring Fund. The Reorganization contemplates, with respect to each Combination: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (ii) the liquidation and termination of the Acquired Fund.

As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. In each Combination, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”). Holders of Series  I, Series II and NAV shares (as applicable) of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund.

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to consolidate JHT’s three high yield funds into a single fund in the context of substantial planned redemptions from each of the three funds by JHT’s Lifestyle Trusts. The Lifestyle Trusts operate as funds of funds and invest in other JHT funds. As part of an ongoing reallocation of their assets, the Lifestyle Trusts have begun the process of withdrawing an aggregate of more than $2.5 billion in assets from the three high yield funds. This process is expected to continue at least through 2010, and may continue into 2011, to ensure an orderly disposition of fund assets, including illiquid securities. By the time the Reorganization takes place, only the Acquiring Fund — and not the Acquired Funds — is expected to have sufficient assets to remain economically viable as a stand-alone fund. The Reorganization will permit shareholders of the Acquired Funds to continue their high yield investment strategies as shareholders of Acquiring Fund which is expected to have better prospects for growth and efficient management than the Acquired Funds. In addition, the Acquiring Fund has lower overall expense ratios than the Acquired Funds. The Acquiring Fund has outperformed the High Income Trust for the three-year period (but not the one-year period), and the U.S. High Yield Bond Trust for the one-year period (but not the three-year period), ended December 31, 2009. The factors that the Board considered in deciding to approve the Reorganization are set forth under “Information About the Reorganization — Board Consideration of the Reorganization.”

Each of the Combinations is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). See “Information About the Reorganization — Federal Income Tax Consequences.”

The funds have the same purchase and redemption procedures with respect to the distribution of shares, and the Reorganization will not result in any material change in

2

these procedures. See “Additional Information About the Funds — Purchase and Redemption of Shares.”

Shareholders of an Acquired Fund will not incur directly any fee in connection with the Reorganization. However, the expenses of each Combination will be borne by the Acquired Fund because it is expected principally to benefit from the Combination. These expenses, which have been accrued since the start of the redemptions of assets by the Lifestyle Trusts described above, are estimated to be $109,200 (less than $0.01 per share) for the High Income Trust and $133,500 (less than $0.01 per share) for the U.S. High Yield Bond Trust. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that fund will be paid by the Adviser. In addition, each Acquired Fund is expected to dispose of substantial amounts of its portfolio securities (78% for the High Income Trust and 85% for the U.S. High Yield Bond Trust) in connection with the Reorganization and will thus incur brokerage commissions and other transaction costs, reducing the net asset value of its shares. The estimated portfolio transitioning costs, which will be incurred in the weeks immediately preceding the Reorganization, are $44,368 (approximately $0.02 per share) for the High Income Trust and $83,692 (approximately $0.02 per share) for the U.S. High Yield Bond Trust.

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Proposal 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE COMBINATION OF THE HIGH INCOME TRUST
INTO THE HIGH YIELD TRUST

Shareholders of the High Income Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that fund into the High Yield Trust (the “Acquiring Fund”). The funds are compared below. For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

As is more fully described under Proposal 2 below, the U.S. High Yield Bond Trust, another JHT fund, is also proposed to be combined into the Acquiring Fund in the Reorganization. The implementation of each such Combination is not contingent upon shareholder approval and implementation of the other Combination.

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, the funds have similar investment objectives: the Acquired Fund seeks high current income, with capital appreciation as a secondary goal, and the Acquiring Fund seeks an above-average total return over a market cycle of three to five years, consistent with reasonable risk. The funds also have similar principal investment strategies in that both invest at least 80% of their net assets in lower-rated or equivalent unrated fixed-income securities and both may invest in foreign fixed-income securities, including securities from emerging markets, as well as in investment grade securities. The funds differ in that the Acquired Fund is not managed to any specific duration, while the Acquiring Fund maintains an average duration of between three and seven years. In addition, the Acquired Fund, but not the Acquiring fund, has a stated investment strategy providing for investing up to 20% of net assets in equity securities.

Each of the funds may be significantly affected by market developments, as described under “Additional Information about the Funds — Principal Risks of Investing in the Funds — Market Events.”

The investment objective of each fund may be changed by the Board without shareholder approval.

For a description of the debt security ratings referred to in the chart, see Appendix I of the SAI.

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High Income Trust	High Yield Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of 12/31/09:

$571,413,877*	$1,886,107,297*
*JHT’s Lifestyle Trusts plan to redeem approximately $551 million in assets from the fund prior to the Reorganization.	*JHT’s Lifestyle Trusts plan to redeem approximately $1.40 billion in assets from the fund prior to the Reorganization.

Investment Adviser:

JHIMS

Investment Subadviser(s):

MFC Global Investment Management (U.S.), LLC “(MFC Global (U.S.)”)	Western Asset Management Company (“WAMCO”) Western Asset Management Company Limited serves as sub-subadviser.

Investment Objectives:

To seek high current income; capital appreciation is a secondary goal.	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents (“junk bonds”) as rated by S&P and Moody’s. These may include, but are not limited to, domestic and foreign corporate bonds, debentures and notes, convertible securities, preferred stocks, and domestic and foreign government obligations.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

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High Income Trust	High Yield Trust
(Acquired Fund)	(Acquiring Fund)

No more than 10% of the fund’s total assets may be invested in securities that are rated in default by S&P’s or by Moody’s. There is no limit on the fund’s average maturity. The foreign securities in which the fund may invest include both developed and emerging market securities.

In managing the fund’s portfolio, the subadviser concentrates on industry allocation and securities selection deciding which types of industries to emphasize at a given time, and then which individual securities to buy. The subadviser uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively under-valued. The subadviser looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves. The fund typically invests in a broad range of industries.

The fund may invest in both investment grade and non-investment grade asset-backed securities, including asset-backed securities rated BB/Ba or lower and their unrated equivalents.

In addition, the fund may invest up to 20% of its net assets in U.S. and foreign common stocks of companies of any size. The fund may trade securities actively, which could increase its transaction costs (thus lowering performance).

Rating Agency / Ratings
 Moody’s / Ba through C
S&P / BB through D

Non-investment grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment grade securities.

The fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities. The subadviser may utilize futures, swaps and other derivatives in managing the fund.

The fund may invest in fixed and floating-rate loans, generally in the form of loan participations and assignments of such loans.

The fund normally maintains an average fund duration of between 3 and 7   years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.

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High Income Trust	High Yield Trust
(Acquired Fund)	(Acquiring Fund)

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal circumstances, the fund may temporarily invest extensively in investment grade short-term securities. In these and other cases, the fund might not achieve its objectives.	In abnormal market conditions, the fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if shares of the funds are held for your variable contract account. For each fund, expenses are based on those incurred during the fiscal year ended December 31, 2009 expressed as a percentage of average net assets during the period. The table also shows the Acquiring Fund pro forma expenses assuming that the Combination, and then the combination of a second fund into the Acquiring Fund as described under Proposal 2, took place at the commencement of the fiscal year ended December 31, 2009. The fees and expenses below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium and would be higher if they did.

The fees and expenses in the table do not reflect the planned redemptions of assets from the funds by the Lifestyle Trusts prior to the Reorganization. If they did, the fees and expenses would be higher.

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

							(4)
							High Yield
					(3)		Trust
					High Yield		(Acquiring Fund)
					Trust		(Pro Forma
	(1)		(2)		(Acquiring Fund)		Combining (1), (2)
	High Income		High Yield		(Pro Forma		and the
	Trust		Trust		Combining (1)		Acquired Fund
	(Acquired Fund)		(Acquiring Fund)		and (2))		under Proposal 2)
Fund/Class	Series II	NAV	Series II	NAV	Series II	NAV	Series II	NAV

Management Fees	0.67%	0.67%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.25%	—	0.25%	—	0.25%	—	0.25%	—
Other Expenses	0.05%	0.05%	0.04%	0.04%	0.03%	0.03%	0.03%	0.03%
Total Operating Expenses	0.97%	0.72%	0.95%	0.70%	0.94%	0.69%	0.94%	0.69%

Examples.  The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

							(4)
							High Yield
					(3)		Trust
					High Yield		(Acquiring Fund)
					Trust		(Pro Forma
	(1)		(2)		(Acquiring Fund)		Combining (1), (2)
	High Income		High Yield		(Pro Forma		and the
	Trust		Trust		Combining (1)		Acquired Fund
	(Acquired Fund)		(Acquiring Fund)		and (2))		under Proposal 2)
Fund/Class	Series II	NAV	Series II	NAV	Series II	NAV	Series II	NAV

One Year	$99	$74	$97	$72	$96	$70	$96	$70
Three Years	$309	$230	$303	$224	$300	$221	$300	$221
Five Years	$536	$401	$525	$390	$520	$384	$520	$384
Ten Years	$1,190	$894	$1,166	$871	$1,155	$859	$1,155	$859

Portfolio Turnover.  Each of the funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the fund’s performance. During the fiscal year ended December 31, 2009, the Acquired Fund’s portfolio turnover rate was 108% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

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Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. They also have some different risks. The principal risks of investing in the funds are:

Risks Applicable to Both Funds:

Active management risk.  The subadviser’s investment strategy may fail to produce the intended result.

Credit and counterparty risk.  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support.

Fixed-income securities risk.  Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk.  As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk.  Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

9

Issuer risk.  An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by a fund could default or have its credit rating downgraded.

Liquidity risk.  Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Mortgage-backed and asset-backed securities risk.  Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

Additional Risks Applicable to the Acquired Fund:

Equity securities risk.  The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Equity securities may include common, preferred and convertible preferred stocks and securities the values of which are tied to the prices of stocks, such as rights, warrants and convertible debt securities.

High portfolio turnover risk.  Actively trading securities can increase transaction costs (thus lowering performance).

Medium and smaller company risk.  The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

These risks are more fully described below under “Additional Information About the Funds — Principal Risks of Investing in the Funds.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund.

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Investment Management Fees
(Rates Applied to Aggregate Net Assets)

High Income Trust (1)	High Yield Trust (2)
(Acquired Fund)	(Acquiring Fund)
0.725% of the first $150 million;	0.700% of the first $500 million and
0.675% of the next $350 million;	0.650% of the excess over $500 million.
0.650% of the next $2 billion; and
0.600% of the excess over $2.5 billion.

(1)	Aggregate Net Assets include the net assets of the fund and the JHF II High Income Fund.

(2)	Aggregate Net Assets include the net assets of the fund and the JHF II High Yield Fund.

MFC Global (U.S.) and WAMCO serve as the subadvisers to, respectively, the Acquired and Acquiring Funds. Each receives for its services a subadvisory fee that is determined in a manner similar to that used for the funds’ respective advisory fees as described above. The subadvisory fees are paid by JHIMS and are not additional charges to the funds. Western Asset Management Company Limited is the sub-subadviser to the Acquiring Fund and is paid for its services by WAMCO.

For additional information about the subadvisers and portfolio managers for the funds, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s most recent approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available in JHT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2009.

Performance

The following information provides some indication of the risks of investing in the funds by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the actual performance of the fund’s oldest share class. The pre-inception performance of a share class has not been adjusted to reflect any difference in expenses (including Rule 12b-1 fees) between that class and the oldest class. As a result, the pre-inception performance shown for a class may be higher or lower than it would be if adjusted to reflect the actual expenses of the class. Performance information below does not reflect fees and expenses of any variable contract that may use JHT as its underlying investment medium and would be lower if it did. Index returns under “Since Inception” are calculated from the month end closest to the inception date of the fund. Past performance is not necessarily an indication of how a fund will perform in the future.

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Calendar Year Total Returns as of December 31 of each year

High Income Trust
(Acquired Fund) (NAV shares)

Best Quarter: Q2 ’09, 29.15%
Worst Quarter: Q4 ’08, -27.53%

High Yield Trust
(Acquiring Fund) (NAV shares)

Best Quarter: Q2 ’09, 24.25%
Worst Quarter: Q4 ’08, -20.60%

Average Annual Total Returns for periods ended December 31, 2009

		One	Five	Ten	Since	Inception
		Year	Years	Years	Inception	Date of Class

High Income Trust
(Acquired Fund)	Series II	82.08%	N/A	N/A	-1.68%	5/1/2007
	NAV	82.67%	N/A	N/A	3.45%	4/28/2006
Merrill US High Yield Master II Index		57.51%	N/A	N/A	6.94%
High Yield Trust
(Acquiring Fund)	Series I	54.51%	4.84%	3.44%	N/A	1/1/1997
	Series II	54.36%	4.66%	3.30%	N/A	1/28/2002
	NAV	54.50%	4.91%	3.47%	N/A	2/28/2005
Citigroup High Yield Index		55.19%	5.98%	6.60%	N/A

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Proposal 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE COMBINATION OF THE U.S. HIGH YIELD BOND TRUST INTO
THE HIGH YIELD TRUST

Shareholders of the U.S. High Yield Bond Trust (the “Acquired Fund”) are being asked to approve the Reorganization providing for the Combination of that fund into the High Yield Trust (the “Acquiring Fund”). The funds are compared below. For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

As is more fully described under Proposal 1 above, the High Income Trust, another JHT Fund, is also proposed to be combined into the Acquiring Fund in the Reorganization. The implementation of each such Combination is not contingent upon shareholder approval and implementation of the other Combination.

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, the funds have similar investment objectives: the Acquired Fund seeks total return with a high level of income, and the Acquiring Fund seeks an above-average total return over a market cycle of three to five years, consistent with reasonable risk. The funds also have similar principal investment strategies in that both invest at least 80% of their net assets in lower-rated fixed-income securities. However, the High Yield Trust invests in U.S. and foreign fixed-income securities while the U.S. High Yield Bond Trust invests principally in U.S. fixed-income securities. The funds also differ in that the Acquired Fund is not managed to any specific duration, while the Acquiring Fund maintains an average duration of between three and seven years. In addition, the Acquired Fund, but not the Acquiring Fund, has a stated strategy providing for investing up to 15% of net assets in a single industry.

Each of the funds may be significantly affected by market developments, as described under “Additional Information about the Funds — Principal Risks of Investing in the Funds — Market Events.”

The investment objective of each fund may be changed by the Board without shareholder approval.

For a description of the debt security ratings referred to in the chart, see Appendix I of the SAI.

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U.S. High Yield Bond Trust	High Yield Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of 12/31/09:

$652,117,246*	$1,886,107,297*
*JHT’s Lifestyle Trusts plan to redeem approximately $614 million in assets from the fund prior to the Reorganization.	*JHT’s Lifestyle Trusts plan to redeem approximately $1.40 billion in assets from the fund prior to the Reorganization.

Investment Adviser:

JHIMS

Investment Subadvisers:

Wells Capital Management, Incorporated (“Wells Capital”)	Western Asset Management Company (“WAMCO”) Western Asset Management Company Limited serves as sub-subadviser

Investment Objectives:

To seek total return with a high level of current income.	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

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U.S. High Yield Bond Trust	High Yield Trust
(Acquired Fund)	(Acquiring Fund)

The subadviser actively manages a diversified portfolio of below investment grade debt securities (often called “junk bonds” or high yield securities). The subadviser does not manage the portfolio to a specific maturity or duration. The subadviser focuses on individual security selection (primarily using a “bottom-up” approach) and seeks to identify high yield securities that appear comparatively undervalued. The subadviser uses its knowledge of various industries to assess the risk/return tradeoff among issues within particular industries, in seeking to identify compelling relative value investments. The subadviser analyzes the issuers’ long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. The subadviser’s research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. The subadviser also talks to management, and consults industry contacts, debt and equity analysts, and rating agencies.

The subadviser purchases securities for the fund when attractive risk/reward ideas are identified and sells securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile. Rigorous credit analysis of individual issuers is an integral part of the selection process. The subadviser attempts to invest in high yield securities of issuers which it believes have ample asset coverage for their debt

Rating Agency / Ratings
 Moody’s / Ba through C
S&P / BB through D

Non-investment grade securities are commonly referred to as “junk bonds.” The fund may also invest in investment grade securities.

The fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the fund may invest include emerging market securities. The fund may invest up to 100% of its assets in foreign securities. The subadviser may utilize futures, swaps and other derivatives in managing the fund.

The fund may invest in fixed and floating-rate loans, generally in the form of loan participations and assignments of such loans.

The fund normally maintains an average fund duration of between 3 and 7 years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of a security to changes in interest rates.

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U.S. High Yield Bond Trust	High Yield Trust
(Acquired Fund)	(Acquiring Fund)

securities in comparison to other high yield security issuers in an effort to minimize default risk and maximize risk-adjusted returns. The strategy is focused on selecting investments that can capture the significant current income and capital appreciation potential of the high yield market while also managing downside risk. The total return sought by the fund consists of income earned on the fund’s investments, together with the appreciation that may result from decreases in interest rates or improving credit fundamentals for a particular industry or issuer.
See above.
Under normal circumstances, the subadviser invests:
• Up to 15% of total assets in any one industry; and
• Up to 5% of total assets in any one issuer.

The subadviser will generally invest in below investment grade debt securities that are rated at least “Caa” by Moody’s or “CCC” by S&P, or that are unrated but deemed by the subadviser to be of comparable quality but may also invest in securities rated below these ratings (or unrated securities of comparable quality). The average credit quality of the fund’s securities is expected to be at least B- as rated by S&P.

The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

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Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Additional Information about the Funds — Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions Risk.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

Temporary Defensive Investing:

In abnormal market conditions, each fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if shares of the funds are held for your variable contract account. For each fund, expenses are based on those incurred during the fiscal year ended December 31, 2009 expressed as a percentage of average net assets during the period. The table also shows the Acquiring Fund pro forma expenses assuming that the Combination, and then the combination of a second fund into the Acquiring Fund as described under Proposal 1, took place at the commencement of the fiscal year ended December 31, 2009. The fees and expenses below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium and would be higher if they did.

The fees and expenses in the table do not reflect the planned redemptions of assets from the funds by the Lifestyle Trusts prior to the Reorganization. If they did, the fees and expenses would be higher.

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

										(4)
										High Yield
							(3)			Trust
							High Yield			(Acquiring Fund)
							Trust			(Pro Forma
	(1)			(2)			(Acquiring Fund)			Combining (1), (2)
	U.S. High			High Yield			(Pro Forma			and the
	Yield Bond Trust			Trust			Combining (1)			Acquired Fund
	(Acquired Fund)			(Acquiring Fund)			and (2))			under Proposal 1)
Fund/Class	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

Management Fees	0.72%	0.72%	0.72%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.05%	0.25%	—	0.05%	0.25%	—	0.05%	0.25%	—	0.05%	0.25%	—
Other Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Operating Expenses	0.81%	1.01%	0.76%	0.75%	0.95%	0.70%	0.74%	0.94%	0.69%	0.74%	0.94%	0.69%

Examples.  The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

										(4)
										High Yield
										Trust
							(3)			(Acquiring Fund)
							High Yield			(Pro Forma
	(1)			(2)			Trust			Combining (1), (2)
	U.S. High			High Yield			(Acquiring Fund)			and the
	Yield Bond Trust			Trust			(Pro Forma			Acquired Fund
	(Acquired Fund)			(Acquiring Fund)			Combining (1) and (2))			under Proposal 1)
Fund/Class	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV	Series I	Series II	NAV

One Year	$83	$103	$78	$77	$97	$72	$76	$96	$70	$76	$96	$70
Three Years	$259	$322	$243	$240	$303	$224	$237	$300	$221	$237	$300	$221
Five Years	$450	$558	$422	$417	$525	$390	$411	$520	$384	$411	$520	$384
Ten Years	$1,002	$1,236	$942	$930	$1,166	$871	$918	$1,155	$859	$918	$1,155	$859

Portfolio Turnover.  Each of the funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the fund’s performance. During the fiscal year ended December 31, 2009, the Acquired Fund’s portfolio turnover rate was 55% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

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Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and similar principal investment strategies of investing in lower-rated fixed-income securities, they have similar risks. They also have some different risks. The principal risks of investing in the funds are:

Risks Applicable to Both Funds:

Active management risk.  The subadviser’s investment strategy may fail to produce the intended result.

Credit and counterparty risk.  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities, may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support.

Fixed-income securities risk.  Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Hedging, derivatives and other strategic transactions risk.  Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Issuer risk.  An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by a fund could default or have its credit rating downgraded.

Liquidity risk.  Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

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Additional Risk Applicable to the Acquired Fund:

High portfolio turnover risk.  Actively trading securities can increase transaction costs (thus lowering performance).

Additional Risks Applicable to the Acquiring Fund:

Foreign securities risk.  As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging market countries are subject to greater levels of foreign investment risk.

Mortgage-backed and asset-backed securities risk.  Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

These risks are more fully described below under “Additional Information About the Funds — Principal Risks of Investing in the Funds.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the fund and dividing the sum so determined by Aggregate Net Assets. “Aggregate Net Assets” may include, in addition to the net assets of the fund, the net assets of one or more funds of John Hancock Funds II (“JHF II”) that are also advised by JHIMS and subadvised by the same subadviser as the fund.

Investment Management Fees
(Rates Applied to Aggregate Net Assets)

U.S. High Yield Bond Trust (1)	High Yield Trust (2)
(Acquired Fund)	(Acquiring Fund)
0.750% of the first $200 million; and	0.700% of the first $500 million and
0.720% of the excess over $200 million.	0.650% of the excess over $500 million.

(1)	Aggregate Net Assets include the net assets of the fund and the JHF II U.S. High Yield Bond Fund.

(2)	Aggregate Net Assets include the net assets of the fund and the JHF II High Yield Fund.

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Wells Capital and WAMCO serve as the subadvisers to, respectively, the Acquired and Acquiring Funds. Each receives for its services a subadvisory fee that is determined in a manner similar to that used for the respective funds’ advisory as described above. The subadvisory fees are paid by JHIMS and are not additional charges to the funds. Western Asset Management Company Limited is the sub-subadviser to the Acquiring Fund and is paid for its services by WAMCO.

For additional information about the subadvisers and portfolio managers for the funds, see “Additional Information About the Funds — Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s most recent approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available in JHT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2009.

Performance

The following information provides some indication of the risks of investing in the funds by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Unless all share classes shown in the table have the same inception date, performance shown for periods prior to the inception date of a class is the actual performance of the fund’s oldest share class. The pre-inception performance of a share class has not been adjusted to reflect any difference in expenses (including Rule 12b-1 fees) between that class and the oldest class. As a result, the pre-inception performance shown for a class may be higher or lower than it would be if adjusted to reflect the actual expenses of the class. Performance information below does not reflect fees and expenses of any variable contract that may use JHT as its underlying investment medium and would be lower if it did. Index returns under “Since Inception” are calculated from the month end closest to the inception date of the fund. Past performance is not necessarily an indication of how a fund will perform in the future.

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Calendar Year Total Returns as of December 31 of each year

U.S. High Yield Bond Trust
(Acquired Fund) (Series I shares)

Best Quarter: Q2 ’09, 17.37%
Worst Quarter: Q4 ’08, -15.60%

High Yield Trust
(Acquiring Fund) (Series I shares)

Best Quarter: Q2 ’09, 24.28%
Worst Quarter: Q4 ’08, -20.68%

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Average Annual Total Returns for periods ended December 31, 2009

		One	Five	Ten	Since	Inception
		Year	Years	Years	Inception	Date of Class

U.S. High Yield Bond Trust
(Acquired Fund)	Series I	46.60%	N/A	N/A	6.82%	4/29/2005
	Series II	46.38%	N/A	N/A	6.65%	4/29/2005
	NAV	46.62%	N/A	N/A	6.88%	4/29/2005
Merrill Lynch U.S. High Yield Master II Constrained Index		58.10%	N/A	N/A	7.44%
High Yield Trust
(Acquiring Fund)	Series I	54.51%	4.84%	3.44%	N/A	1/1/1997
	Series II	54.36%	4.66%	3.30%	N/A	1/28/2002
	NAV	54.50%	4.91%	3.47%	N/A	2/28/2005
Citigroup High Yield Index		55.19%	5.98%	6.60%	N/A

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to each Combination, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on November 5, 2010 or on such earlier date (following shareholder approval), or later date (which may be as late as May 2011), as determined by the officers of JHT (the “Exchange Date”). The net asset value per share of each class of shares of the Acquired and Acquiring Funds will be determined by dividing each fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the funds which are the same for each fund. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. Holders of Series I, Series II and NAV shares (as applicable) of an Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro

23

rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHT will take all necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of each Acquired Fund.

The consummation of the Reorganization with respect to each Combination is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Information” below) of the Acquired Fund entitled to vote approve the Reorganization. With respect to each Combination, the Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHT determine that proceeding with the Reorganization is not in the best interests of either or both funds or their respective shareholders or contract owners. The Plan provides that JHT, on behalf of the Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of regulatory approvals. The consummation of the Reorganization with respect to each Combination is not contingent upon its consummation as to the other Combination.

Under the Plan, the expenses of each Combination will be borne by the Acquired Fund because it is expected principally to benefit from the Combination. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that fund will be paid by the Adviser.

If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Trustees, recommends that shareholders approve the Plan under Proposals 1 and 2.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. The Reorganization is intended to consolidate JHT’s three high yield funds into a single fund in the context of substantial planned redemptions from each of the three funds by JHT’s Lifestyle Trusts. The Lifestyle Trusts operate as funds of funds and invest in other JHT funds. As part of an ongoing reallocation of their assets, the Lifestyle Trusts have begun the process of withdrawing an aggregate of more than $2.5 billion in assets from the three high yield funds. This process is expected to continue at least through 2010, and may continue into 2011, to ensure an orderly disposition of fund assets, including illiquid securities. By the time the Reorganization takes place, only the Acquiring Fund — and not the Acquired Funds — is expected to have sufficient assets to remain economically viable

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as a stand-alone fund. The Reorganization will permit shareholders of the Acquired Funds to continue their high yield investment strategies as shareholders of the Acquiring Fund which is expected to have better prospects for growth and efficient management than the Acquired Funds. The Acquiring Fund has outperformed the High Income Trust for the three-year period (but not the one-year period), and the U.S. High Yield Bond Trust for the one-year period (but not the three-year period), ended December 31, 2009.

Board Consideration of the Reorganization

On the recommendation of management, the Board, including the Independent Trustees, considered the Reorganization and each Combination at its meeting held on March 19, 2010, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Adviser. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel. In reaching its decision to recommend approval of the Reorganization, the Board concluded that the participation of each Acquired Fund and the Acquiring Fund in the Reorganization is in the best interests of each such fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired Fund and the Acquiring Fund, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Funds, the Board inquired into a number of matters and considered, with respect to each Combination, the following factors, among others: (1) the impact on the funds of the planned redemptions from each fund by the Lifestyle Trusts; (2) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (3) the comparative historical performance of the Acquired and Acquiring Funds; (4) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (5) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (6) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (7) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by, the subadviser to the Acquiring Fund; (8) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (9) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (10) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (11) the tax consequences of the Reorganization; and (12) possible alternatives to the Reorganization.

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The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including those set forth below.

Proposal 1 — High Income Trust (Acquired Fund) into High Yield Trust (Acquiring Fund)

1.	In the context of substantial planned redemptions by the Lifestyle Trusts, the High Income Trust is not expected by management to remain a viable, stand-alone fund;

2.	The investment objectives of the High Income Trust and the High Yield Trust are similar, and they also have similar principal investment strategies in that both invest at least 80% of their net assets in lower-rated or equivalent unrated fixed-income securities, including foreign fixed-income securities, and the Combination may be expected to afford shareholders of the High Income Trust reasonable continuity in investment objectives;

3.	WAMCO is the subadviser to the High Yield Trust, and the Board is generally satisfied with WAMCO’s management of this fund;

4.	The High Yield Trust has outperformed the High Income Trust for the three-year period, but not the one-year period, ended December 31, 2009;

5.	Although the High Yield Trust has higher advisory fee rates at some asset levels than the High Income Trust, the High Yield Trust has a lower effective advisory fee rate at current asset levels and lower overall operating expenses than the High Income Trust;

6.	The High Yield Trust has and is expected to have at the time of the Reorganization a significantly larger asset base and stronger prospects for growth and efficient management than the High Income Trust;

7.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

8.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

Proposal 2 — U.S. High Yield Bond Trust (Acquired Fund) into High Yield Trust (Acquiring Fund)

1.	In the context of substantial planned redemptions by the Lifestyle Trusts, the U.S. High Yield Bond Trust is not expected by management to remain a viable, stand-alone fund;

2.	The investment objectives of the U.S. High Yield Bond Trust and the High Yield Trust are similar, and they also have similar principal investment strategies of investing at least 80% of their net assets in lower-rated fixed-

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income securities, and the Combination may be expected to afford shareholders of the U.S. High Yield Bond Trust reasonable continuity in investment objectives;

3.	WAMCO is the subadviser to the High Yield Trust, and the Board is generally satisfied with WAMCO’s management of this fund;

4.	The High Yield Trust has outperformed the U.S. High Yield Bond Trust for the one-year period, but not the three-year period, ended December 31, 2009;

5.	The High Yield Trust has lower advisory fee rates at all asset levels and lower overall operating expenses than the U.S. High Yield Bond Trust;

6.	The High Yield Trust has and is expected to have at the time of the Reorganization a significantly larger asset base and stronger prospects for growth and efficient management than the U.S. High Yield Bond Trust;

7.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

8.	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

Description of the Securities to Be Issued

JHT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or funds of JHT. The shares of JHT may be issued in four classes: Series I, Series II, Series III and NAV shares. Not all JHT Funds are currently authorized to offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Funds has Series II and NAV shares issued and outstanding; only the High Yield Trust and the U.S. High Yield Bond Trust have Series I shares issued and outstanding. The Acquiring Fund will issue Series I, Series II and NAV shares (as applicable) in connection with the Reorganization. Each such share, when issued, will be fully paid and non-assessable and will have no preemptive rights. Series I, Series II and NAV shares may not be converted into shares of any other class.

The Series I, Series II and NAV shares of the funds are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I and

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Series II shares (see “Additional Information About the Funds — Rule 12b-1 Fees” below) and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of each fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which JHIMS as investment adviser to each fund determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS’ determination is subject to ratification or approval by the Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, JHT will have received one or more opinions of Dykema Gossett PLLC to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes and with respect to each of the two transactions involving, respectively, (i) the High Income Trust (Acquired Fund) and High Yield Trust (Acquiring Fund) and (ii) the U.S. High Yield Bond Trust (Acquired Fund) and High Yield Trust (the Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Fund and the Acquiring

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Fund; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets, subject to the liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund’s shares solely for shares of the Acquiring Fund; (4) the aggregate tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will include the holding period of those assets of the Acquired Fund immediately prior to the Reorganization.

Neither JHT nor any of the Acquired and Acquiring Funds has sought a tax ruling from the Internal Revenue Service (“IRS”), but each is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraph. The opinion(s) are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

Capital Loss Carry Forwards.  As of December 31, 2009, the Acquired Funds had capital loss carry forwards in the approximate amounts indicated: High Income Trust — $13,541,306; and U.S. High Yield Bond Trust — $30,767,539. As of the Exchange Date, these capital loss carry forwards could be greater or less. The amount of an Acquired Fund’s capital loss carry forward, if any, as of the Exchange Date may be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses available in any given year may be limited. As a result of this limitation, the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to use the accumulated capital loss carry forward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. After the Reorganization, the benefits of any capital loss carry forward of an Acquired Fund that are available to the Acquiring Fund will inure to the benefit of all of the shareholders of the Acquiring Fund.

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CAPITALIZATION

The following tables show as of December 31, 2009 and with respect to each of Proposals 1 and 2: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization. They also show as of that date: (1) the capitalization of the second JHT fund that is proposed to be combined into the Acquiring Fund; and (2) the pro forma combined capitalization of the Acquiring Fund assuming that the Combinations under both Proposals 1 and 2 had occurred as of that date. The tables do not show the actual numbers of shares of the Acquiring Funds to be issued in connection with the Reorganization which will depend upon the net asset value and number of shares outstanding of each Acquired and Acquiring Fund at the time of the Reorganization.

The tables below do not reflect the substantial planned redemptions by the Lifestyle Trusts from the Acquired Funds and the Acquiring Fund of more than $2.5 billion in assets prior to the Reorganization.

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Proposal 1 (1)

			Net Asset
			Value	Shares
Funds	Class	Net Assets	Per Share	Outstanding

(1) High Income Trust
(Acquired Fund under Proposal 1)	—Series II	$19,997,286	$9.50	2,104,673
	—NAV	$551,416,591	$9.42	58,507,110

Total		$571,413,877		60,611,783

(2) U.S. High Yield Bond Trust
(Acquired Fund under Proposal 2)	—Series I	$2,886,539	$12.28	235,061
	—Series II	$6,676,792	$12.33	541,594
	—NAV	$642,553,915	$12.29	52,270,233

Total		$652,117,246		53,046,888

(3) High Yield Trust
(Acquiring Fund)	—Series I	$88,130,736	$8.17	10,786,841
	—Series II	$99,726,562	$8.24	12,106,186
	—NAV	$1,698,249,999	$8.12	209,067,566

Total		$1,886,107,297		231,960,593

Reduction in net assets to reflect the estimated expenses of the Reorganization and estimated portfolio transitioning costs, and increase in outstanding shares relative to net asset value upon the Reorganization	—Series I	—	—	—
	—Series II	$(5,374)	$0.00	321,530
	—NAV	$(148,194)	$0.00	9,383,087

Total		$(153,568)		9,704,617

(4) High Yield Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (3))	—Series I	$88,130,736	$8.17	10,786,841
	—Series II	$119,718,474	$8.24	14,532,389
	—NAV	$2,249,518,396	$8.12	276,957,763

Total		$2,457,367,606		302,276,993

Reduction in net assets to reflect the estimated expenses of the Reorganization and estimated portfolio transitioning costs, and increase in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(961)	$0.00	118,131
	—Series II	$(7,598)	$(0.01)	589,956
	—NAV	$(362,201)	$0.00	36,218,754

Total		$(370,760)		36,926,841

(5) High Yield Trust
(Acquiring Fund) (pro forma assuming Combination of (1),(2) and (3))	—Series I	$91,016,314	$8.17	11,140,033
	—Series II	$126,393,042	$8.24	15,342,409
	—NAV	$2,891,858,304	$8.12	356,063,663

Total		$3,109,267,660		382,546,105

(1)	The expenses of the Combination under Proposal 1 will be paid by the Acquired Fund.

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Proposal 2 (1)

			Net Asset
			Value	Shares
Funds	Class	Net Assets	Per Share	Outstanding

(1) U.S. High Yield Bond Trust
(Acquired Fund under Proposal 2)	—Series I	$2,886,539	$12.28	235,061
	—Series II	$6,676,792	$12.33	541,594
	—NAV	$642,553,915	$12.29	52,270,233

Total		$652,117,246		53,046,888

(2) High Income Trust
(Acquired Fund under Proposal 1)	—Series II	$19,997,286	$9.50	2,104,673
	—NAV	$551,416,591	$9.42	58,507,110

Total		$571,413,877		60,611,783

(3) High Yield Trust
(Acquiring Fund)	—Series I	$88,130,736	$8.17	10,786,841
	—Series II	$99,726,562	$8.24	12,106,186
	—NAV	$1,698,249,999	$8.12	209,067,566

Total		$1,886,107,297		231,960,593

Reduction in net assets to reflect the estimated expenses of the Reorganization and estimated portfolio transitioning costs, and increase in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(961)	$0.00	118,131
	—Series II	$(2,224)	$(0.01)	268,426
	—NAV	$(214,007)	$0.00	26,835,667

Total		$(217,192)		27,222,224

(4) High Yield Trust
(Acquiring Fund) (pro forma assuming Combination of (1) and (3))	—Series I	$91,016,314	$8.17	11,140,033
	—Series II	$106,401,130	$8.24	12,916,206
	—NAV	$2,340,589,907	$8.12	288,173,466

Total		$2,538,007,351		312,229,705

Reduction in net assets to reflect the estimated expenses of the Reorganization and estimated portfolio transitioning costs, and increase in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(961)	$0.00	118,131
	—Series II	$(7,598)	$(0.01)	589,956
	—NAV	$(362,201)	$0.00	36,218,754

Total		$(370,760)		36,926,841

(5) High Yield Trust
(Acquiring Fund) (pro forma assuming Combination of (1), (2) and (3))	—Series I	$91,016,314	$8.17	11,140,033
	—Series II	$126,393,042	$8.24	15,342,409
	—NAV	$2,891,858,304	$8.12	356,063,663

Total		$3,109,267,660		382,546,105

(1)	The expenses of the Combination under Proposal 2 will be paid by the Acquired Fund.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Principal Risks of Investing in the Funds

The principal risks of investing in the Acquired and Acquiring Funds are further described below. Unless otherwise indicated below or in the fund descriptions above, the Acquired and Acquiring Funds may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active management risk

Funds that are not index funds are actively managed by their subadvisers. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a fund’s investment objective. If the subadvisers’ investment strategies do not perform as expected, the funds could underperform other mutual funds with similar investment objectives or lose money.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and typically are unrated or rated lower than such debt obligations.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an OTC derivatives contract (see “Hedging, derivatives and other strategic transactions risk” below) or a borrower of a fund’s securities, will be unable or

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unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Banks (“FHLBs”), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (“S&P”), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but

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there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity securities risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the funds are invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value Investing Risk.  Certain equity securities (generally referred to as “value securities”) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing

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companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  Certain equity securities (generally referred to as “growth securities”) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest Rate Risk.  Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities commonly referred to as “junk” securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

Investment Grade Fixed-Income Securities in the Lowest Rating Category Risk.  Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

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Lower Rated Fixed-Income Securities Risk and High Yield Securities Risk.  Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to Principal and Income.  Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility.  The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

Liquidity.  The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadviser’s Own Credit Analysis.  While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities.  Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make

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payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal.  Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in

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those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other

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risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities, markets and currencies without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or

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that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Issuer risk

An issuer of a security purchased by a fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

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Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Market events risk

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than the more widely-held securities.

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Medium and smaller companies may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium sized market capitalizations.

Mortgage-backed and asset-backed securities risk

Mortgage-Backed Securities.  Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders such as mortgage banks, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing

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or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations.  A fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and

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receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

Asset-Backed Securities.  Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Additional Information About the Funds’ Investment Policies

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that,

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because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations

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in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which

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depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

Subadvisers and Portfolio Managers

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Acquired and Acquiring Funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays

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associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or change the subadvisory fee of an affiliated subadviser without shareholder approval.

MFC Global Investment Management (U.S.) LLC (“MFC Global (U.S.)”)

MFC Global (U.S.) was established in 1979 and is a Delaware limited liability company. Its principal offices are located at 101 Huntington Avenue, Boston, Massachusetts. MFC Global (U.S.) is an indirect, wholly- owned subsidiary of MFC which is based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Fund	Portfolio Managers

High Income Trust	Arthur N. Calavritinos
John F. Iles
Joseph E. Rizzo
Dennis R. McCafferty

The MFC Global (U.S.) portfolio managers share responsibility for managing the fund.

•	Arthur N. Calavritinos. Co-Manager; Senior Vice President; he joined MFC Global (U.S.) in 1988. Mr. Calavritinos has managed the fund since 2006.

•	John F. Iles. Co-Manager; Vice President; he joined MFC Global (U.S.) in 1999. Mr. Iles has managed the fund since 2008.

•	Joseph E. Rizzo. Co-Manager; Assistant Vice President; he joined MFC Global (U.S.) in 2006 and was previously a bond trader at John Hancock Financial Services and in high-yield sales at Lehman Brothers. Mr. Rizzo has managed the fund since 2008.

•	Dennis R. McCafferty. Co-Manager; Assistant Vice President; he joined MFC Global in 2008 and was previously a principal and senior analyst at Pardus Capital Management, a New York-based hedge fund, and a senior equity analyst at Griffen-Rose. Mr. McCafferty has managed the fund since December 2009.

Wells Capital Management, Incorporated (“Wells Capital”)

Wells Capital, located at 525 Market St., San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western U.S. and is one of the largest banks in the U.S.

Fund	Portfolio Managers

U.S. High Yield Bond Trust	Phil Susser
Niklas Nordenfelt

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Phil Susser.  Senior Portfolio Manager and Co-Manager of the Sutter High Yield Fixed Income team at Wells Capital; he joined Sutter as a research analyst in 2001 and previously worked at Deutsche Bank Securities Inc. as an associate research analyst. Mr. Susser has managed the fund since 2005.

Niklas Nordenfelt, CFA. Senior Portfolio Manager and Co-Manager of the Sutter High Yield Fixed Income team at Wells Capital; he joined Sutter as an investment strategist in 2003 and previously worked at Barclays Global Investors, where he was a principal, working on their international and emerging markets equity strategies. Mr. Nordenfelt has managed the fund since 2007.

Western Asset Management Company (“WAMCO”)

WAMCO is headquartered at 385 East Colorado Boulevard, Pasadena, California, 91101. Its sole business is managing fixed-income portfolios, an activity the firm has pursued for over 38 years. The firm’s clients include charitable, corporate, health care, insurance, mutual fund, public and union organizations, and client portfolios range across an equally wide variety of mandates, from money market to emerging markets.

Fund	Portfolio Managers

High Yield Trust	Steven A. Walsh
S. Kenneth Leech
Michael C. Buchanan
Keith J. Gardner

The WAMCO portfolio managers share responsibility for managing the fund.

•	Steven A. Walsh. Co-Manager; Chief Investment Officer of WAMCO since September 2008, previously served as WAMCO’s Deputy Chief Investment Officer; he joined WAMCO in 1991. Mr. Walsh has managed the fund since 2006.

•	S. Kenneth Leech. Co-Manager; Chief Investment Officer Emeritus of WAMCO since 2008, previously served as WAMCO’s Chief Investment Officer; he joined WAMCO in 1990. Mr. Leech has managed the fund since 2006.

•	Michael C. Buchanan. Co-Manager; Portfolio Manager, joined WAMCO in 2005. Prior to WAMCO, Mr. Buchanan worked for Credit Suisse Asset Management Managing Director, Head of U.S. Credit Products, 2003-2005. Mr. Buchanan has managed the fund since 2006.

•	Keith J. Gardner. Co-Manager; Portfolio Manager/Research Analyst, joined WAMCO in 1994. Mr. Gardner has managed the fund since 2006.

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Rule 12b-1 Fees

JHT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Series I and Series II shares of each of the funds. NAV shares are not subject to Rule 12b-1 fees.

Series I shares of the U.S. High Yield Bond Trust and the Acquiring Fund are subject to a Rule 12b-1 fee of 0.05% of Series I share average daily net assets, and Series II shares of the Acquired and Acquiring Funds are subject to a Rule 12b-1 fee of 0.25% of Series II share average daily net assets. Subject to approval by the Board, such fees may be increased to 0.15% for Series I shares and 0.35% for Series II shares.

Rule 12b-1 fees will be paid to the JH Distributors or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Compensation of Financial Intermediaries

The funds of JHT are not sold directly to the general public but instead are offered as underlying investment options for variable insurance contracts. The distributors of these contracts, the insurance companies that issue the contracts and their related companies may pay compensation to broker-dealers and other intermediaries for

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distribution and other services and may enter into revenue sharing arrangements with certain intermediaries. The source of funds for these payments to intermediaries may be the fees paid by the funds under their agreements with insurance and related companies for management, distribution and other services. Payments by insurance and related companies to intermediaries may create a conflict of interest by influencing them and their salespersons to recommend such contracts over other investments. Ask your salesperson or visit your financial intermediary’s Web site for more information. In addition, payments by the funds to insurance and related companies may be a factor that an insurance company considers in including the funds as underlying investment options in variable insurance contracts. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of each fund are offered continuously, without sales charge, at a price equal to their net asset value per share (NAV). The distributor is JH Distributors. Shares of each fund are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHT.

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Calculation of NAV.  The NAV of the shares of each fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:

(i) days on which changes in the value of such fund’s portfolio securities will not materially affect the current NAV of the shares of the fund,

(ii) days during which no shares of such fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or

(iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAVs per share of all funds are computed by:

(i) adding the sum of the value of the securities held by each fund plus any cash or other assets it holds,

(ii) subtracting all its liabilities, and

(iii) dividing the result by the total number of shares outstanding of that fund at such time.

Valuation of Securities.  Securities held by a fund (except debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, fund portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by a fund are valued at NAV. Debt instruments with remaining maturities of 60 days or less are valued at amortized cost.

Generally, trading (i) in foreign securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

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In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets,

•	the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities, and

•	the fact that JHT is calculating its NAV for its portfolios when a particular foreign market is closed.

In view of these factors, it is likely that funds investing significant amount of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amount of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the value of the fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty

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and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If a fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadviser’s ability to effectively manage a fund in accordance with its investment objective and policies) and dilute the interest in a fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading, and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment, i.e., Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing

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agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that the ability to restrict Disruptive Short-Term Trading and the restrictions on Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2. funds with significant investments in high yield securities that are infrequently traded; and

3. funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

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Tax Matters

The following is a summary of some important tax issues that affect JHT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the funds. More information about taxes is located in the SAI under the heading —  “Additional Information Concerning Taxes”. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts  JHT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Code and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

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If a fund failed to qualify as a regulated investment company, owners of contracts based on the fund:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts  Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a deferred acquisition cost tax charge or “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not

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anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

Foreign Investments  When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT  For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The SAI contains a description of JHT’s policies and procedures regarding disclosure of fund portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings”)

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC-registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue

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sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHT

JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHT that operate as funds of funds and invest in other JHT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA.)”), John Hancock Life Insurance Company of New York (“John Hancock NY”) (collectively, the “Insurance Companies”) and the Funds of Funds. (Effective January 1, 2010, John Hancock USA succeeded by merger to the business of John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company).

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act,

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any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHT but rather with the subadviser to each Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, NY 10595. Each of John Hancock USA and John Hancock NY is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of Manulife is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The number of votes eligible to be cast at the Meeting or outstanding with respect to each fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy, in each case if received by JHT by April 15, 2010. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals.

Quorum; Definition of a Majority of Outstanding Voting Securities.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the

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Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I, Series II and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions.  Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.  With respect to the Combination of each Acquired Fund and the Acquiring Fund, the costs of the preparation of these proxy materials and their distribution will be borne by the Acquired Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHT, the Adviser or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

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Fund Voting.  Shares of each Acquired Fund will vote separately, and in the aggregate and not by class of shares, with respect to the proposal applicable to that fund.

Solicitation of Proxies and Voting Instructions

JHT is soliciting proxies from the shareholders of the Acquired Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts which are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Funds to be voted at the Meeting and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Funds held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHT will vote shares of the Acquired Funds held by a Fund of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in that Acquired Fund. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

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OUTSTANDING SHARES AND SHARE OWNERSHIP

Acquired Funds

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and NAV shares (as applicable) of each Acquired Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

		Number of	Percentage of Shares held by
	Share	Eligible	JH		Funds of
Acquired Fund	Class	Votes	USA	JH NY	Funds*

High Income Trust	Series II	1,937,155	92.93%	7.07%	—
	NAV	34,212,334	—	—	100.00%
U.S. High Yield Bond Trust	Series I	241,692	99.21%	0.79%	—
	Series II	514,314	95.01%	4.99%	—
	NAV	34,129,328	5.29%	0.03%	94.68%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of either of the Acquired Funds.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of either of the Acquired Funds.

Acquiring Fund

As of the Record Date, the number of shares outstanding with respect to the Series I, Series II and NAV shares (as applicable) of the Acquiring Fund, and the percentage ownership thereof by each of John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

		Number of	Percentage of Shares held by
	Share	Outstanding	JH		Funds of
Acquiring Fund	Class	Shares	USA	JH NY	Funds*

High Yield Trust	Series I	9,899,766	95.33%	4.67%	—
	Series II	11,210,548	91.08%	8.92%	—
	NAV	136,321,815	5.65%	0.03%	94.32%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of the Acquiring Fund.

As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Acquiring Fund.

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FINANCIAL STATEMENTS

The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2009 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The financial highlights of the Acquired and Acquiring Funds as of December 31, 2009 are included in Appendix B to this Proxy Statement/Prospectus.

JHT will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2009, as well copies of its Prospectus and Statement of Additional Information, each dated May 3, 2010, to any shareholder or contract owner upon request. To obtain a report or other document, please contact JHT by calling 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Charles Rizzo.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

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OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHT must be received by JHT a reasonable time before JHT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

May 18, 2010
Boston, Massachusetts

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy card and return it in the enclosed envelope.

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Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this        day of       , 2010, by John Hancock Trust (“JHT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its corresponding “Acquiring Fund” listed below, all of which are separate series or funds of JHT, and, for purposes of Sections 1(a)(ii) and 9 of the Plan only, by John Hancock Investment Management Services, LLC (“JHIMS”), the investment adviser to JHT:

Acquired Fund		Acquiring Fund

High Income Trust	—	High Yield Trust
U.S. High Yield Bond Trust	—	High Yield Trust

This Plan shall be deemed to be a separate agreement by JHT on behalf of each Acquired Fund and its corresponding Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the “Acquired Fund” and the “Acquiring Fund.”

WHEREAS, JHT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I, Series II and NAV (as applicable) voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the “Reorganization”); and

WHEREAS, the Board of Trustees of JHT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1.	Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting,

without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHT on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV shares (as applicable) of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II and NAV shares (as applicable) of the Acquired Fund, will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

(iii) As soon as practicable after the Effective Time of the Reorganization, JHT shall take all the necessary steps under Massachusetts law, JHT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) (the “Effective Time of the Reorganization”) on November 5, 2010 or such earlier or later date as any one or more of the officers of JHT, without further action of the Board of Trustees of JHT, may determine (the “Exchange Date”).

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

(iii) In the event that on the proposed Exchange Date (A) the NYSE shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of the Series I, Series II and NAV shares (as applicable) of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information.

(ii) The number of Series I, Series II and NAV shares (as applicable) of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares (as applicable) of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.	Representations and Warranties of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 3, 2010, as supplemented, and the current statement of additional information of JHT dated May 3, 2010, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquiring Fund for the fiscal year ended December 31, 2009, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquiring Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization.  The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund).

(g) Authority Relative to this Plan.  JHT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities.  There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2009 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change.  Since December 31, 2009, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquiring Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the

Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts.  No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHT is subject.

(l) Taxes.  All federal and other income tax returns of the Acquiring Fund required to be filed by JHT have been filed for all taxable years to and including December 31, 2009, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.	Representations and Warranties of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHT dated May 3, 2010, as supplemented, and the current statement of additional information of JHT dated May 3, 2010, as supplemented, and as each may be further supplemented or amended, included in JHT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The Financial Statements of the Acquired Fund for the fiscal year ended December 31, 2009, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquired Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f) Authority Relative to this Plan.  JHT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT’s Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities.  There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2009 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change.  Since December 31, 2009, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquired Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts.  JHT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes.  All federal and other income tax returns of the Acquired Fund required to be filed by JHT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2009, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.	Covenants of JHT on Behalf of the Acquiring Fund

JHT on behalf of the Acquiring Fund covenants to the following:

(a) Registration Statement.  On behalf of the Acquiring Fund, JHT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”) and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) included therein, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the

Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.	Covenants of JHT on Behalf of the Acquired Fund

JHT on behalf of the Acquired Fund covenants to the following:

(a) Meeting of the Acquired Fund’s Shareholders.  JHT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities.  With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement.  In connection with the preparation of the Registration Statement, JHT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization.  JHT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, JHT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits.  As promptly as practicable, but in any case within 60 days after the Exchange Date, JHT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6.	Conditions Precedent to Obligations of JHT on Behalf of the Acquired Fund

The obligations of JHT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations.  With respect to the Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2009.

(c) Regulatory Approval.  The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinions.  JHT shall have received one or more opinions of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired and Acquiring Funds (the “Tax Opinions’). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHT will have verified as of the Effective Time of the Reorganization. The Tax Opinions will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes and with respect to each of the two transactions involving, respectively, (i) the High Income Trust (Acquired Fund) and High Yield Trust (Acquiring Fund) and (ii) the U.S. High Yield Bond Trust (Acquired Fund) and High Yield Trust (the Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund’s shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will include the holding period of those assets of the Acquired Fund immediately prior to the Reorganization.

7.	Conditions Precedent to Obligations of JHT on Behalf of the Acquiring Fund

The obligations of JHT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations.  With respect to the Acquired Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2009.

(c) Portfolio Securities.  All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval.  The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains.  JHT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired

Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions.  JHT shall have received the Tax Opinions.

8.	Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a) Amendments.  JHT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof. Notwithstanding the foregoing, this Agreement may be deemed to be amended as provided in Section 12 hereof.

(b) Waivers.  At any time prior to the Effective Time of the Reorganization, JHT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c) Termination.  This Plan may be terminated by JHT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

(d) Unless JHT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on May 31, 2011 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival.  No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.	Expenses

The expenses of the Reorganization as to each of the Acquired Funds and the Acquiring Fund will be borne by the Acquired Fund. If the Reorganization is not consummated as to a Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10.	Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHT notwithstanding any investigation made by such party or on its behalf.

11.	Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHT must look solely to JHT’s property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No Fund of JHT shall be liable for claims against any other Fund of JHT.

12.	Conversion to Limited Liability Company.

In the event that, prior to the filing of the Registration Statement with the Commission, the effective date thereof or the Effective Time of the Reorganization, JHT converts from a Massachusetts business trust to a Delaware limited liability company, to be known as John Hancock Variable Insurance Portfolios, LLC (“JHVIP”), pursuant to a Plan of Conversion approved by shareholders of JHT and in accordance with the provisions of Section 18-214 of the Delaware Limited Liability Company Act, then this Plan shall be deemed to be the Plan of JHVIP and to be amended as necessary or appropriate for such purpose, including as follows:

(a) References to, representations by and covenants of JHT (including representations by JHT that it is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts) shall be deemed to be, respectively, references to, representations by and covenants of JHVIP (including representations by JHVIP that it is a Delaware limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware);

(b) The Acquired Funds and their corresponding Acquiring Funds shall be deemed to be the following:

Acquired Fund		Acquiring Fund

High Income Fund	—	High Yield Fund
U.S. High Yield Bond Fund	—	High Yield Fund

(c) References to the “shares” or “shares of beneficial interest, par value $0.01 per share,” of JHT or the Acquired or Acquiring Funds shall be deemed to be references to “shares” or “shares of limited liability company interest, without par value,” of JHVIP or the Acquired or Acquiring Funds;

(d) References to the Board of Trustees and officers of JHT shall be deemed to be references to, respectively, the Board of Directors and officers of JHVIP;

(e) References to the Declaration of Trust and By laws of JHT and to the “laws of Massachusetts” (or the “laws of the Commonwealth of Massachusetts”) or “Massachusetts law” shall be deemed to be, respectively, references to the Limited Liability Company Operating Agreement of JHVIP and to the “laws of Delaware” (or the “laws of the State of Delaware”) or “Delaware law,” including for purposes of Section 11(c) of the Plan;

(f) Section 11(e) of the Plan shall be deemed to be deleted; and

(g) the individuals executing this Plan in their capacities as authorized officers of JHT shall be deemed to have executed this Plan in their capacities as authorized officers of JHVIP.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK TRUST,
on behalf of each Acquired Fund

BY:
Name:
Title:

JOHN HANCOCK TRUST,
on behalf of each Acquiring Fund

BY:
Name:
Title:
For purposes of Sections 1(a)(ii) and 9 of this Agreement only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY:
Name:
Title:

Appendix B

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired Funds and the Acquiring Fund are intended to help investors understand the financial performance of each Fund for the past five years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2009 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

HIGH INCOME TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Series II				Series NAV
Period Ended	12-31-2009		12-31-2008	12-31-2007[5]	12-31-2009		12-31-2008	12-31-2007	12-31-2006[5]

Income (loss) from Investment Operations
Net asset value, beginning of period ($)	5.86		11.99	14.13	5.81		11.98	14.24	12.50
Net investment income (loss) ($)	0.84	[1]	1.09 [1]	0.61 [1]	0.87	[1]	1.09 [1]	0.90 [1]	0.60	[1]
Net realized and unrealized gain (loss) on investments ($)	3.83		(6.23)	(1.61)	3.79		(6.25)	(1.34)	1.14
Total from investment operations ($)	4.67		(5.14)	(1.00)	4.66		(5.16)	(0.44)	1.74
Less Distributions
From net investment income ($)	(1.03)		(0.88)	(0.61)	(1,05)		(0.90)	(1.23)	—
From net realized gain ($)	—		(0.11)	(0.53)	—		(0.11)	(0.59)	—
From capital paid-in ($)	—		—	—	—		—	—	—
Total distributions ($)	(1.03)		(0.99)	(1.14)	(1.05)		(1.01)	(1.82)	—
Net asset value, end of period ($)	9.50		5.86	11.99	9.42		5.81	11.98	14.24
Total return (%)	82.08	[2,3]	(43.53)[2,3]	(7.03)[2,3,6]	82.67	[2,3]	(43.65)[2,3]	(3.40)[2,3]	13.92	[3,6]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets (%)	0.97	[4]	0.99 [4]	0.97 [4,7]	0.72	[4]	0.74 [4]	0.72 [4]	0.74	[4,7]
Ratio of net expenses to average net assets (%)	0.97		0.98	0.97 [7]	0.72		0.73	0.72	0.74	[7]
Ratio of net investment income (loss) to average net assets (%)	11.25		11.49	6.58 [7]	11.50		11.35	6.41	6.87	[7]
Net assets, end of period (in millions)	20		2	1	551		373	436	347
Portfolio turnover (%)	108		47	73	108		47	73	81	[6]

1.	Based on the average daily shares outstanding.
2.	Assumes dividend reinvestment (if applicable).
3.	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.	Does not take into consideration expense reductions during the periods shown.
5.	The inception date for Series II and Series NAV shares is 5-1-07 and 4-28-06, respectively.
6.	Not annualized.
7.	Annualized.

HIGH YIELD TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Series I									Series II									Series NAV
Period Ended	12-31-2009		12-31-2008	12-31-2007		12-31-2006		12-31-2005		12-31-2009		12-31-2008	12-31-2007		12-31-2006		12-31-2005		12-31-2009		12-31-2008	12-31-2007		12-31-2006		12-31-2005[8]

Income (loss) from Investment Operations
Net asset value, beginning of period ($)	5.89		9.50	10.66		10.32		10.51		5.93		9.55	10.70		10.35		10.45		5.86		9.46	10.63		10.29		10.63
Net investment income (loss) ($)	0.81	[1]	0.86 [1]	0.82	[1]	0,77	[1]	0.76	[1]	0.81	[1]	0.85 [1]	0.80	[1]	0.75	[1]	0.74	[1]	0.81	[1]	0,86 [1]	0.83	[1]	0.77	[1]	0.64	[1]
Net realized and unrealized gain (loss) on investments ($)	2.35		(3.66)	(0.64)		0.25		(0.40)		2.36		(3.69)	(0.65)		0.26		(0.39)		2.33		(3.65)	(0,65)		0.25		(0.38)
Total from investment operations ($)	3.16		(2.80)	0.18		1.02		0.36		3.17		(2.84)	0.15		1.01		0.35		3.14		(2.79)	0.18		1.02		0.26
Less Distributions
From net investment income ($)	(0.88)		(0.81)	(1.34)		(0.68)		(0.55)		(0.86)		(0.78)	(1.30)		(0.66)		(0.45)		(0.88)		(0.81)	(1.35)		(0,68)		(0.60)
From net realized gain ($)	—		—	—		—		—		—		—	—		—		—		—		—	—		—		—
From capital paid-in ($)	—		—	—		—		—		—		—	—		—		—		—		—	—		—		—
Total distributions ($)	(0,88)		(0.81)	(1.34)		(0.68)		(0.55)		(0.86)		(0.78)	(1.30)		(0.66)		(0.45)		(0.88)		(0.81)	(1.35)		(0.68)		(0.60)
Net asset value, end of period ($)	8.17		5.89	9.50		10.66		10.32		8.24		5.93	9,55		10.70		10.35		8.12		5.86	9.46		10.63		10.29
Total return (%)	54.51	[2,3]	(29.52)[2,3]	1.64	[2,3]	10.37	[2,3,6]	3.70	[2]	54.36	[2,3]	(29.70)[2,3]	1.36	[2,3]	10.24	[2,3,6]	3.56	[2]	54.50	[2,3]	(29.48)[2,3]	1.64	[2,3]	10.46	[2,3,6]	2.70	[2,9]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets (%)	0.75	[4]	0.77 [4]	0.75	[4]	0.76	[4]	0.78		0.95	[4]	0.97 [4]	0.95	[4]	0.96	[4]	0.98		0.70	[4]	0.72 [4]	0.70	[4]	0.71	[4]	0.72	[10]
Ratio of net expenses to average net assets (%)	0,75		0,77	0.75		0.76		0.78		0.95		0.97	0.95		0.96		0.98		0.70		0,72	0.70		0.71		0.72	[10]
Ratio of net investment income (loss) to average net assets (%)	11.16		9.96	7.86		7.53		7.41		10.92		9.78	7.69		7.33		7.13		11.23		10.17	8.07		7.57		7.58	[10]
Net assets, end of period (in millions)	88		63	110		154		179		100		57	76		101		109		1,698		1,404	1,900		1,526		1,349
Portfolio turnover (%)	95		61	75	[5]	90		92	[7]	95		61	75	[5]	90		92	[7]	95		61	75	[5]	90		92	[7]

1.	Based on the average daily shares outstanding.
2.	Assumes dividend reinvestment (if applicable).
3.	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.	Does not take into consideration expense reductions during the periods shown.
5.	The Portfolio turnover rate including the effect of “TBA” (to be announced) for the period ended was as follows: 75% for 12-31-07. Prior years include the effect of TBA transactions.
6.	John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.
7.	Excludes merger activity.
8.	The inception date for Series NAV shares is 2-28-05.
9.	Not annualized.

10.	Annualized.

U.S. HIGH YIELD BOND TRUST

John Hancock Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Series I									Series II									Series NAV
Period Ended	12-31-2009		12-31-2008	12-31-2007		12-31-2006		12-31-2005[5]		12-31-2009		12-31-2008	12-31-2007		12-31-2006		12-31-2005[5]		12-31-2009		12-31-2008	12-31-2007		12-31-2006		12-31-2005[5]

Income (loss) from Investment Operations
Net asset value, beginning of period ($)	9.19		12,49	13.52		13,01		12.50		9.22		12.52	13.52		13.00		12.50		9.20		12.50	13.53		13.02		12.50
Net investment income (loss) ($)	1.04	[1]	0.65 [1]	0.96	[1]	0.92	[1]	0.61	[1]	1.03	[1]	0.88 [1]	0.94	[1]	0.90	[1]	0.57	[1]	1.04	[1]	0.90 [1]	0.97	[1]	0.93	[1]	0.51	[1]
Net realized and unrealized gain (loss) on investments ($)	3.20		(3.25)	(0.58)		0.28		(0.10)		3.20		(3.51)	(0.58)		0.29		(0.07)		3.21		(3.50)	(0.58)		0.27		0.01
Total from investment operations ($)	4,24		(2.60)	0.38		1.20		0.51		4.23		(2.63)	0.36		1.19		0.50		4.25		(2.60)	0,39		1.20		0.52
Less Distributions
From net investment income ($)	(1.15)		(0.70)	(1.41)		(0.69)		—		(1.12)		(0.67)	(1.36)		(0.67)		—		(1.16)		(0.70)	(1.42)		(0.69)		—
From net realized gain ($)	—		—	—		—		—		—		—	—		—		—		—		—	—		—		—
From capital paid-in ($)	—		—	—		—		—		—		—	—		—		—		—		—	—		—		—
Total distributions ($)	(1.15)		(0.70)	(1.41)		(0.69)		—		(1.12)		(0.67)	(1.36)		(0.67)		—		(1.16)		(0.70)	(1.42)		(0.69)		—
Net asset value, end of period ($)	12.28		9.19	12.49		13.52		13.01		12.33		9.22	12.52		13.52		13.00		12.29		9.20	12.50		13.53		13.02
Total return (%)	46.60	[2,3]	(20.86)[2,3]	2.87	[2,3]	9.58	[2,3]	4.08	[6]	46.38	[2,3]	(21.05)[2,3]	2.69	[2,3]	9.46	[2,3]	4.00	[6]	46.62	[2,3]	(20.79)[2,3]	2,92	[2,3]	9.62	[2,3]	4.16	[6]
Ratios and Supplemental Data
Ratios to Average Net Assets
Ratio of gross expenses to average net assets (%)	0.81	[4]	0.84 [4]	0.83	[4]	0.80	[4]	0.87	[7]	1.01	[4]	1.04 [4]	1.03	[4]	1.04	[4]	1.06	[7]	0.76	[4]	0.79 [4]	0.78	[4]	0.79	[4]	0.83	[7]
Ratio of net expenses to average net assets (%)	0.81		0.83	0.82		0.80		0.87	[7]	1.01		1.03	1.02		1.04		1.06	[7]	0.76		0.78	0.77		0.79		0.83	[7]
Ratio of net investment income (loss) to average net assets (%)	9.08		5.64	7.27		7.11		7.35	[7]	8.95		7.57	7.07		6.94		6.48	[7]	9.19		7.87	7.33		7.17		5.83	[7]
Net assets, end of period (in millions)	3		1	1		1		—	[8]	7		2	2		3		1		643		557	443		348		147
Portfolio turnover (%)	55		46	84		118		134	[6]	55		46	84		118		134	[6]	55		46	84		118		134	[6]

1.	Based on the average daily shares outstanding.

2.	Assumes dividend reinvestment (if applicable).

3.	Total returns would have been lower had certain expenses not been reduced during the periods shown.

4.	Does not take into consideration expense reductions during the periods shown.

5.	The inception date for Series I, Series II and Series NAV shares is 4-29-05.

6.	Not annualized.

7.	Annualized.

8.	Less than $500,000.

JOHN HANCOCK TRUST
P.O. BOX 9112
FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL

—	Read the Proxy Statement/Prospectus and have this card at hand	—	Read the Proxy Statement/Prospectus and have this card at hand	—	Read the Proxy Statement/Prospectus and have this card at hand
—	Call toll-free 1-888-221-0697	—	Log on to www.proxyweb.com	—	Check the appropriate boxes on reverse
—	Follow the recorded instructions	—	Follow the on-screen instructions	—	Sign and date Voting instructions
—	Do not return this paper ballot	—	Do not return this paper ballot	—	Return promptly in the enclosed envelope
999 999 999 999 99 (ARROW)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, June 28, 2010, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of April 30, 2010. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY JUNE 27, 2010 TO BE VOTED AT THE MEETING TO BE HELD ON JUNE 28, 2010.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

(ARROW)

Date:                              , 2009

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

(ARROW)	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.	☒	(ARROW)
PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the combination of the High Income Trust into the High Yield Trust. (Only shareholders of the High Income Trust will vote on Proposal 1)	☐	☐	☐
Proposal 2	Approval of Agreement and Plan of Reorganization providing for the combination of the U.S. High Yield Trust into the High Yield Trust. (Only shareholders of the U.S. High Yield Trust will vote on Proposal 2)	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK TRUST
601 Congress Street
Boston, Massachusetts 02210-2805
STATEMENT OF ADDITIONAL INFORMATION
Dated: May 18, 2010
          This Statement of Additional Information is available to the shareholders of each of the series or Funds of John Hancock Trust (“JHT”) listed below as an “Acquired Fund” in connection with the proposed reorganization providing for the combination of each Acquired Fund into the JHT Fund listed below as the “Acquiring Fund” (the “Reorganization”):

Acquired Funds		Acquiring Fund
High Income Trust	—	High Yield Trust
U.S. High Yield Bond Trust	—	High Yield Trust
          This Statement of Additional Information is not a prospectus but should be read in conjunction with JHT’s Proxy Statement/Prospectus dated May 18, 2010 for the Special Meeting of Shareholders of the Acquired Funds to be held on June 28, 2010. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHT at the address above or by calling the following toll free telephone number: (800) 344-1029.

1.	Audited Financial Statements of JHT for the fiscal year ended December 31, 2009, relating to the Acquired Funds and the Acquiring Fund.

2.	Pro Forma Financial Information (as applicable) for the combination of each Acquired Fund into the Acquiring Fund.

3.	Supplemental Table of Contents.
INFORMATION INCORPORATED BY REFERENCE
          This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 333-165932; 811-4146);
1. Audited Financial Statements of JHT for the fiscal year ended December 31, 2009, relating to the Acquired Funds and the Acquiring Fund.
          The audited financial statements of JHT for the fiscal year ended December 31, 2009, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHT’s Annual Report to Shareholders dated December 31, 2009 filed with the SEC on Form N-CSR on March 9, 2010, insofar as such financial statements and report relate to the Acquired Funds and the Acquiring Fund.

2

PRO FORMA FINANCIAL INFORMATION
Combination of High Income Trust into High Yield Trust
     The unaudited pro forma information provided herein should be read in conjunction with the annual reports of John Hancock Trust High Income Trust and John Hancock Trust High Yield Trust dated December 31, 2008 and December 31, 2009, respectively, both of which are on file with the SEC and are available at no charge.
     The unaudited pro forma information set forth below for the period ended December 31, 2009 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust High Income Trust, or Acquired Fund, into the John Hancock Trust High Yield Trust, or Acquiring Fund, (collectively, the “Funds”) had been consummated at December 31, 2008. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC (“JHIMS”). The Acquired Fund is sub-advised by MFC Global Investment Management (U.S.), LLC. The Acquiring Fund is sub-advised by Western Asset Management Company.
     The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except that the Acquired Fund’s Investment Management fees are as follows; 0.725% of the first $150 million of net assets; 0.675% of the next $350 million; 0.650% of the next $2 billion; and 0.600% of the excess over $2.5 billion. The Acquiring Fund Investment Management fees are as follows; 0.700% of the first $500 million of net assets; and 0.650% of the excess over $500 million.
     As of December 31, 2009, the net assets of: (i) the Acquired Fund were $571,413,877 and (ii) the Acquiring Fund were $1,886,107,297. The net assets of the combined fund as of December 31, 2009 would have been $2,457,367,606, reflecting a reduction of $109,200 due to estimated reorganization costs and $44,368 due to estimated portfolio transitioning costs.
     On a pro forma basis for the year ended December 31, 2009, the proposed reorganization would result in a $95,197 decrease in the management fees charged, and a decrease in other operating expenses (including audit fees) of $33,318 on a pro forma basis for the year ended December 31, 2009, resulting in a less than $0.01 per share expense decrease.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.
     It is estimated that approximately 78% of the portfolio securities held by the Acquired Fund will be sold in connection with the merger for the purpose of complying with the management style, investment policies or limitations of the Acquiring Fund. Estimated portfolio transitioning costs are stated above.
     The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.
     At December 31, 2009, the High Income Trust and the High Yield Trust had total capital loss carryforwards of $13,541,306 and $396,292,118, respectively, the availability of which to offset future capital gains, if any, in the Acquiring Fund may be limited.
The estimated reorganization costs of $109,200 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne by the Acquired Fund. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

3

Combination of U.S. High Yield Bond Trust into High Yield Trust
     The unaudited pro forma information provided herein should be read in conjunction with the annual reports of John Hancock Trust U.S. High Yield Bond Trust and John Hancock Trust High Yield Trust dated December 31, 2008 and December 31, 2009, respectively, both of which are on file with the SEC and are available at no charge.
     The unaudited pro forma information set forth below for the period ended December 31, 2009 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust U.S. High Yield Bond Trust, or Acquired Fund, into the John Hancock Trust High Yield Trust, or Acquiring Fund, (collectively, the “Funds”) had been consummated at December 31, 2008. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC (“JHIMS”). The Acquired Fund is sub-advised by Wells Capital Management, Inc. The Acquiring Fund is sub-advised by Western Asset Management Company.
     The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except that the Acquired Fund’s Investment Management fees are as follows; 0.750% of the first $200 million of net assets; and 0.720% of the excess over $200 million. The Acquiring Fund Investment Management fees are as follows; 0.700% of the first $500 million of net assets; and 0.650% of the excess over $500 million.
     As of December 31, 2009, the net assets of: (i) the Acquired Fund were $652,117,246 and (ii) the Acquiring Fund were $1,886,107,297. The net assets of the combined fund as of December 31, 2009 would have been $2,538,007,351 reflecting a reduction of $133,500 due to estimated reorganization costs and $83,692 due to estimated portfolio transitioning costs.
     On a pro forma basis for the year ended December 31, 2009, the proposed reorganization would result in a $470,589 decrease in the management fees charged, and a decrease in other operating expenses (including audit fees) of $32,815 on a pro forma basis for the year ended December 31, 2009, resulting in a less than $0.01 per share expense decrease.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.
     It is estimated that approximately 85% of the portfolio securities held by the Acquired Fund will be sold in connection with the merger for the purpose of complying with the management style, investment policies or limitations of the Acquiring Fund. Estimated portfolio transitioning costs are stated above.
     The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.
     At December 31, 2009, the U.S. High Yield Bond Trust and the High Yield Trust had total capital loss carryforwards of $30,767,539 and $396,292,118, respectively, the availability of which to offset future capital gains, if any, in the Acquiring Fund may be limited.
The estimated reorganization costs of $133,500 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne by the Acquired Fund. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

1

SUPPLEMENTAL TABLE OF CONTENTS

2

ORGANIZATION OF JOHN HANCOCK TRUST
JHT is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the funds is a series of JHT. The Board of Trustees (the “Board”) and shareholders of JHT have approved the conversion of JHT into a Delaware limited liability company. JHT may implement the conversion at such time as its management considers appropriate and does not expect that the conversion will have any adverse effect on the values of variable contracts that are determined by investment in the funds or any adverse federal income tax consequences for the owners of those contracts.
John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHT and each of the funds. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. MFC trades as ‘MFC’ on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Philippine Stock Exchange, and under ‘0945’ on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.
INVESTMENT POLICIES
The principal strategies and risks of investing in each fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the funds may be changed without shareholder approval. Each fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or this SAI.
Conversion of Debt Securities
In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities.
Money Market Instruments
Money market instruments (and other securities as noted under each fund description) may be purchased for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.
U.S. Government and Government Agency Obligations
U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Department of Treasury (“U.S. Treasury”). These securities include treasury bills, notes and bonds.
GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”). This guarantee is supported by the full faith and credit of the U.S. government.
U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to those issued by:
–	Student Loan Marketing Association (“SLMA”);

–	Federal Home Loan Banks (“FHLBs”);

–	Federal Intermediate Credit Banks; and

–	Federal National Mortgage Association (“Fannie Mae”).

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.
Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Fannie Mae, the FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the SLMA are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.
No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.
Municipal Obligations
Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.
Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.
Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, notes, repurchase agreements or other credit facility agreements offered by banks and other institutions.
Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.
Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.
The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Investors Service (“Fitch”) represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix I for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Canadian and Provincial Government and Crown Agency Obligations
Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.
Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:
–	Export Development Corporation;

–	Farm Credit Corporation;

–	Federal Business Development Bank; and

–	Canada Post Corporation.
In addition, certain Crown Agencies that are not by law agents of Her Majesty may issue obligations that by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies that are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.
Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.
Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:
–	provincial railway corporation;

–	provincial hydroelectric or power commission or authority;

–	provincial municipal financing corporation or agency; and

–	provincial telephone commission or authority.
Any Canadian obligation acquired will be payable in U.S. dollars.
Certificates of Deposit, Time Deposits and Bankers’ Acceptances
Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.
These obligations are not insured by the Federal Deposit Insurance Corporation.
Commercial Paper
Commercial paper consists of unsecured promissory notes issued by corporations or other entities to finance short-term credit needs. Commercial paper may be issued in bearer or registered form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
A subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch and which the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.
Corporate Obligations
Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.
Repurchase Agreements
Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.
Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.
A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:
–	Federal Reserve System member bank;

–	primary government securities dealer reporting to the Federal Reserve Bank of New York Mellon’s Market Reports Division; or

–	broker/dealer that reports U.S. Government securities positions to the Federal Reserve Board.

A fund may also participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Adviser and/or subadviser creditworthiness requirements.
The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Foreign Repurchase Agreements
Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Market Events
Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filing of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have been experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.
In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.
Other Instruments
The following discussion provides an explanation of some of the other instruments in which certain funds (as indicated, except the Lifestyle Trusts), may directly invest consistent with their investment objectives and policies.
Warrants & Rights
Each fund (excluding Money Market Trust, Money Market Trust B (collectively, the “Money Market Trusts”) may purchase warrants, including warrants traded independently of the underlying securities. The funds may also receive rights or warrants as part of a unit or attached to securities purchased.
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements
Each fund may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.
Mortgage Securities
Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:
–	one-year, three-year and five-year constant maturity Treasury Bill rates;

–	three-month or six-month Treasury Bill rates;

–	11th District Federal Home Loan Bank Cost of Funds;

–	National Median Cost of Funds; or

–	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.
During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:
–	mortgage bankers;

–	commercial banks;

–	investment banks;

–	savings and loan associations; and

–	special purpose subsidiaries of the foregoing.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.
Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.
The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund’s net assets (10% in the case of each Money Market Trust). See “Additional Investment Policies — Illiquid Securities.”
Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a fund’s relatively stable NAV.
In addition to the stripped mortgage securities described above, each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in similar securities such as Super Principal Only (“SPO”) and Leverage Interest Only (“LIO”), which are more volatile than POs and IOs. Risks associated with instruments, such as SPOs, are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOs are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions.
Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.
Inverse Floaters. Each of Global Bond Trust, Total Return Trust, Real Return Bond Trust, Strategic Bond Trust, High Income Trust, High Yield Trust, Investment Quality Bond Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.

Accordingly, inverse floaters together with any other illiquid investments, will not exceed 15% of a fund’s net assets. See “Additional Investment Policies — Illiquid Securities.”
Inverse floaters are derivative mortgage securities, which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.
Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”
Asset-Backed Securities
The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus disclosure for a fund, a fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Fitch or Aa or better by Moody’s.
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.”
Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:
–	liquidity protection; and

–	default protection.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Some examples of credit support include:
–	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

–	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

–	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).
The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
Collateralized Debt Obligations. A fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs allowing transactions in CDOs to qualify as eligible transactions under Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds (excluding the Lifestyle Trusts) may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds
Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.
Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Loans and Other Direct Debt Instruments
A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.
High Yield (High Risk) Domestic Corporate Debt Securities
High yield U.S. corporate debt securities in which a fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. The fund may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).
The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.
Brady Bonds
Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:
–	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

–	bonds issued at a discount from face value (generally known as discount bonds);

–	bonds bearing an interest rate which increases over time; and

–	bonds issued in exchange for the advancement of new money by existing lenders.
Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.
Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (“IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.
A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.
Sovereign Debt Obligations
A fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies and instrumentalities, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Indexed Securities
A fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Hybrid Instruments
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”).

Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:
–	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

–	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).
Hybrid Instruments may take a variety of forms, including, but not limited to:
–	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

–	preferred stock with dividend rates determined by reference to the value of a currency; or

–	convertible securities with the conversion terms related to a particular commodity.
Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.
One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.
The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.
Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark (“Benchmark”). The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.
Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.
Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.
Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.
Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (“SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.
DEPOSITARY RECEIPTS
A fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs” and “NVDRs” respectively) as described in their investment policies.
Securities of foreign issuers may include ADRs, EDRs, GDRs, IDRs, NVDRs and other similar securities, including, without limitation, dual listed securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.
ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.
Securities of foreign issuers also include EDRs, GDRs, IDRs and NVDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security.
Variable and Floating Rate Obligations
A fund may invest in floating or variable rate securities. Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Exchange Traded Funds (“ETFs”)
A fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees that increase their costs.
ADDITIONAL INVESTMENT POLICIES
The following provides a more detailed explanation of some investment policies.
Lending Securities
A fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such fund’s total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.
A fund anticipates that securities will be loaned only under the following conditions:
(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;
(2) the loan must be made in accordance with NYSE rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and
(3) a fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.
As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
When-Issued Securities/Forward Commitments
In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a “when-issued” or on a “forward commitment” basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a fund’s total assets that may be committed to such transactions.
Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.
Mortgage Dollar Rolls
Each fund (excluding the Money Market Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share.
Illiquid Securities
Neither of the Money Market Trusts may invest more than 10% of it nets assets in securities that are not readily marketable (“illiquid securities”). No other fund may invest more than 15% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.
Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; (d) securities of new and early stage companies whose securities are not publicly traded; and (e) securities that trade in inactive markets.
Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act, or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees’ oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund’s investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.
Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trusts may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to its distribution under federal securities law, and is generally sold to institutional investors, such as the Money Market Trusts, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Money Market Trusts, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trusts’ subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity. The Money Market Trusts intend, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trusts’ subadviser will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Trusts, subject to the Trustees’ oversight.
Investments in Creditors’ Claims. The High Income Trust may purchase creditors’ claims in bankruptcy (“Creditors’ Claims”), which are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.
Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditor’s Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.
Creditors’ Claims may be purchased directly from a creditor although most are purchased through brokers. Creditors’ Claims can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims, such as the High Income Trust, may take an active role in the reorganization process of the bankrupt company and, in certain situations where the Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.
Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.
Short Sales
A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).
A fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.
Investment in Other Investment Companies
A fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief granted by the SEC.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.
Loan Participations and Assignments
A fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
Index-Related Securities (“Equity Equivalents”)
A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), or S&P’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.
To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.
Fixed-Income Securities
A fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated Aaa, Aa, A and Baa by Moody’s or AAA, AA, A and BBB by S&P or Fitch. A fund may also invest in obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P or Fitch). These obligations may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.
Market Capitalization Weighted Approach
The investment strategy of each of International Small Company Trust, Emerging Markets Value Trust, and Disciplined Diversification Trust involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.
Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.
Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. Except with respect to Disciplined Diversification Trust, a portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.
Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.
Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.
RISK FACTORS
The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks as the underlying funds in which it invests. To the extent a fund of funds invests in securities or instruments directly, the fund of funds will be subject to the same risks.
Non-Diversified
Certain of the funds are non-diversified.
Definition of Non-Diversified. Any fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by its own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.
Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets’ assessment of any of these companies.
Equity Securities
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
Fixed-Income Securities
Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.
Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.
Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.
Investment Grade Fixed-Income Securities in the Lowest Rating Category
Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P or Fitch and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories.

While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.
Lower Rated Fixed-Income Securities
Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:
Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
Dependence on Subadviser’s Own Credit Analysis. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.
Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.
Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.
Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Small and Medium Size Companies
Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.
Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.
Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.
Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.
Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.
Foreign Securities
Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.
Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries, which are more likely to be politically unstable. Such political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.
Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.
Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.
Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.
Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.
Investment Company Securities
A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Risk Factors Relating to Fund of Fund Investments in Underlying Funds
Each of the fund of funds of the Trust (the “Allocation Funds”) may invest in shares of underlying funds of the Trust. The following discussion provides information on the risks specifically associated with the Allocation Funds investing in the underlying funds.
As permitted by Section 12 of the 1940 Act, the Allocation Funds invest in a number of other funds and may reallocate or rebalance assets among the underlying funds.
From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of an Allocation Fund (“Rebalancings”), as effected by its Adviser or subadviser, MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”). Shareholders should note that Rebalancings may adversely affect the underlying funds. The underlying funds subject to redemptions by an Allocation Fund may find it necessary to sell securities, and the underlying funds that receive additional cash from an Allocation Fund will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when an Allocation Fund owns, redeems, or invests in, a substantial portion of an underlying fund. Rebalancings could adversely affect the performance of one or more underlying funds and, therefore, the performance of the Allocation Fund.
Possible adverse effects of Rebalancings on the underlying funds include:
1. The underlying funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.
2. Rebalancings may increase brokerage and/or other transaction costs of the underlying funds.
3. When an Allocation Fund owns a substantial portion of an underlying fund, a large redemption by the Allocation Fund could cause that underlying fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.
Both the Allocation Fund and the underlying funds are managed by the Adviser. MFC Global (U.S.A.), which is an affiliate of the Adviser, is the subadviser to some of the Allocation Fund, except for Franklin Templeton Founding Allocation Trust, Core Allocation Trust, Core Balanced Trust, and Core Disciplined Diversification Trust, and to certain of the underlying funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Allocation Funds and the underlying funds, and MFC Global (U.S.A.) has the responsibility to subadvise both the applicable Allocation Fund and certain of the underlying funds. The Adviser and MFC Global (U.S.A.) will monitor the impact of Rebalancings on the underlying funds and attempt to minimize any adverse effect of the Rebalancings on the underlying funds, consistent with pursuing the investment objective of each Allocation Fund. However, there is no guarantee that the Adviser and MFC Global (U.S.A.) will be successful in doing so.
Shareholders should also note that the Adviser and MFC Global (U.S.A.) may have an incentive to employ Allocation Fund assets to advance MFC’s interests or the interests of an underlying fund. For example, the Adviser and MFC Global (U.S.A.) may have an incentive to select underlying funds that are more profitable to MFC. The Adviser, MFC Global (U.S.A.), or their affiliates may determine that the allocation of additional assets to a particular underlying fund may be beneficial to the underlying fund to offset redemptions, to increase the underlying fund’s total assets, or for other reasons. The investment of Allocation Fund assets in a recently-created underlying fund may provide seed capital to the underlying fund that might otherwise be provided by an MFC affiliate.
In addition, MFC and its John Hancock insurance company subsidiaries may benefit from investment decisions made by the Adviser and MFC Global (U.S.A.), including allocation decisions with respect to Allocation Funds assets. For example, the Adviser and MFC Global (U.S.A.), by selecting more conservative investments or investments that lend themselves to hedging strategies, or by making more conservative allocations of Allocation Funds assets by increasing the percentage allocation to underlying funds which invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements which the John Hancock insurance company subsidiaries of MFC must satisfy to support guarantees under variable annuity and insurance contracts which they issue, or aid the John Hancock insurance company subsidiaries with hedging their investment exposure under their variable annuity and insurance contracts.
Stripped Securities
Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Mortgage-Backed and Asset-Backed Securities
Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.
Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments, which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.
The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect that will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.
Collateralized Mortgage Obligations. A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity
Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.
Securities Linked to the Real Estate Market
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:
–	declines in the value of real estate;

–	risks related to general and local economic conditions;

–	possible lack of availability of mortgage funds;

–	overbuilding;

–	extended vacancies of properties;

–	increased competition;

–	increases in property taxes and operating expenses;

–	change in zoning laws;

–	losses due to costs resulting from the clean-up of environmental problems;

–	liability to third parties for damages resulting from environmental problems;

–	casualty or condemnation losses;

–	limitations on rents;

–	changes in neighborhood values and the appeal of properties to tenants; and

–	changes in interest rates.
Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.
Industry or Sector Investing
When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.
Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings, which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.
Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Initial Public Offerings (“IPOs”)
A fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
U.S. Government Securities
A fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac.

High Yield (High Risk) Securities
General. A fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.
Interest Rate Risk. To the extent a fund invests primarily in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.
Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.
These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.
Less liquid secondary markets may also affect a fund’s ability to sell securities at their fair value. A fund may invest up to 15% (10% in the case of each Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.
Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.
In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.
The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:
–	the obligor’s balance of payments, including export performance;

–	the obligor’s access to international credits and investments;

–	fluctuations in interest rates; and

–	the extent of the obligor’s foreign reserves.
Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.
Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.
Obligor’s Fluctuation in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
Obligor’s Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:
–	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

–	obtaining new credit to finance interest payments.
Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody’s, S&P or Fitch. These securities are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. These securities are considered to have the following characteristics:
–	extremely poor prospects of ever attaining any real investment standing;

–	current identifiable vulnerability to default;

–	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

–	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

–	are default or not current in the payment of interest or principal.
Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Special Considerations relating to California Tax-Exempt Securities.
Global Bond Trust, Real Return Bond Trust, Total Return Trust, Total Bond Market Trust A and Total Bond Market Trust B currently invest in California tax-exempt securities and are, therefore, subject to the following risks:
Due to events in 2009, California’s economic base has deteriorated, resulting in a severe financial crisis. California has experienced lower tax revenues because of declining real estate values and corporate and personal income. The national recession and ongoing volatility in the financial markets exacerbate these problems. Contrary to initial projections, a budget deficit is expected for the 2009-10 fiscal year. If California’s economy continues to weaken, the current budget imbalance could continue to grow.
California’s current economic problems heighten the risk of investing in bonds issued by the state and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default. During the first six months of 2009, S&P, Moody’s and Fitch have downgraded California’s debt. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of further downgrades of the state’s general obligation (“GO”) debt, could result in a reduction in the market value of the bonds held by a fund, which could adversely affect the fund’s share price or distributions paid by the fund.
This is a summary of certain factors affecting California’s current financial situation and is not an exhaustive description of all the conditions to which California’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of California and its various political subdivisions and agencies. It is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of California municipal issuers to pay interest or principal on their bonds or the ability of such bonds to maintain market value or liquidity. We are also unable to predict what impact these factors may have on a fund’s share price or distributions.
HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a fund, consistent with its investment objectives and policies, are described below:
–	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed-income indices and other financial instruments;

–	financial futures contracts (including stock index futures);

–	interest rate transactions*;

–	currency transactions**;

–	swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

–	structured notes, including hybrid or “index” securities.

*	A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

**	A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.
Hedging and other strategic transactions may be used for the following purposes:
–	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

–	to protect a fund’s unrealized gains in the value of its securities;

–	to facilitate the sale of a fund’s securities for investment purposes;

–	to manage the effective maturity or duration of a fund’s securities;

–	to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

–	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
General Characteristics of Options
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”
Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.
If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.
Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.
Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options can also provide fund gains.
Covering of Options. All call options sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).
Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.
Exchange-Listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.
OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
–	insufficient trading interest in certain options;

–	restrictions on transactions imposed by an exchange;

–	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

–	interruption of the normal operations of the OCC or an exchange;

–	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; and/or

–	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York Mellon as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.
Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.
A fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.
General Characteristics of Futures Contracts and Options on Futures Contracts
A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:
–	as a hedge against anticipated interest rate, currency or market changes;

–	for duration management;

–	for risk management purposes; and

–	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle”, such as Eurodollar, UK 90-day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.
Use Will Be Consistent with Applicable Regulatory Requirements. A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.
Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary or in a segregated account at the fund’s custodian, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.
Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.
Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund’s securities.
Stock Index Futures
Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.
Uses of Index Futures. Below are some examples of how Index Futures may be used:
–	In connection with a fund’s investment in common stocks, a fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

–	A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such stocks when they do become available.

–	Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security), which may result from increases or decreases in positions already held by a fund.

–	A fund may also invest in Index Futures in order to hedge its equity positions.
Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the funds will act as a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

Options on Securities Indices and Other Financial Indices
A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument, except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.
Yield Curve Options
A fund may also enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.
Currency Transactions
A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:
–	forward currency contracts;

–	exchange-listed currency futures contracts and options thereon;

–	exchange-listed and OTC options on currencies; and

–	currency swaps.
A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A fund’s dealings in forward currency contracts and other currency transactions, such as futures contracts, options, options on futures contracts and swaps, will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.
A fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
When a fund enters into a non-deliverable forward transaction, the fund will segregate liquid assets in an amount not less than the value of the fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund’s commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments under the non-deliverable forward agreement.
Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the fund’s securities or the receipt of income from them.
Position Hedging. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.
Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.
Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.
Risk of Currency Transactions. Currency transactions are subject to risks different from other fund transactions, as discussed below under “Risk Factors.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions
A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s objective.
Swap Agreements and Options on Swap Agreements
Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit, credit default and event-linked swaps, as well as other credit, equity and commodity derivatives. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A fund may also enter into options on swap agreements (“Swap Options”).
A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible, among others.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with its investment objective and general investment policies, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.
A fund may also enter into Swap Options. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call Swap Options.
Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a fund’s investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total assets.
A fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund’s portfolio. Such segregation or “earmarking” will not limit the fund’s exposure to loss.
Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.
Eurodollar Instruments
A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Risks of Hedging and Other Strategic Transactions
Hedging and other strategic transactions have special risks associated with them, including:
–	possible default by the counterparty to the transaction;

–	markets for the securities used in these transactions could be illiquid; and

–	to the extent the subadviser’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.
Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.
Options and Futures Transactions. Options transactions are subject to the following additional risks:
–	option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

–	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.
Futures transactions are subject to the following additional risks:
–	The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.

–	Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.
Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.
Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:
–	Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

–	Proxy hedging involves determining the correlation between various currencies. If the subadviser’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used.

–	Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.
Risks of Hedging and Other Strategic Transactions Outside the United States
When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:
–	foreign governmental actions affecting foreign securities, currencies or other instruments;

–	less stringent regulation of these transactions in many countries as compared to the United States;

–	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

–	more limited availability of data on which to make trading decisions than in the United States;

–	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

–	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

–	lower trading volume and liquidity.
Use of Segregated and Other Special Accounts
Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.
In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by: (a) holding the securities, instruments or currency required to be delivered; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.
Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.
Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.
OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.
Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.
Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.
Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.
Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
Other Limitations
No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.
For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.
INVESTMENT RESTRICTIONS
There are two classes of investment restrictions to which JHT is subject in implementing the investment policies of the funds: (a) fundamental; and (b) non-fundamental. Fundamental restrictions with respect to a fund may only be changed by a vote of a majority of the fund’s outstanding voting securities, which means a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Trustees of a fund without shareholder approval.
When submitting an investment restriction change to the holders of JHT’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities (as described above) of the fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other fund affected by the matter: or (2) the vote of a majority of the outstanding voting securities of JHT.
Restrictions (1) through (8) are fundamental. Restrictions (9) through (12) are non-fundamental.
Fundamental
Unless a fund is specifically excepted by the terms of a restriction:
(1) Each fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.
(2) Each fund has elected to be treated a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3) Each fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4) Each fund may not engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5) Each fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6) Each fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7) Each fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8) Each fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Non-Fundamental
Unless a fund is specifically excepted by the terms of a restriction, each fund will not:
(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable.
(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.
(11) Purchase securities for the purpose of exercising control or management.
(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10%* of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

*	33 1/3% in the case of U.S. High Yield Bond.
If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment, resulting from market fluctuations or other changes in a fund’s total assets will not require a fund to dispose of an investment. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.
ADDITIONAL INVESTMENT RESTRICTIONS
INVESTMENT RESTRICTIONS THAT MAY BE CHANGED ONLY UPON 60 DAYS’ NOTICE TO SHAREHOLDERS
High Yield Trust
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed-income securities (such as preferred stocks and convertible securities), which have the following ratings (or, if unrated, are considered to be of equivalent quality):

CORPORATE BONDS, PREFERRED STOCKS
Rating Agency	AND CONVERTIBLE SECURITIES
Moody’s	Ba through C
S&P or Fitch	BB through D
U.S. High Yield Bond Trust
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. high yield debt securities.
The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the funds for the years ended December 31, 2009 and 2008 were as follows:

FUND	2009	2008
High Income Trust	108%	47%
High Yield Trust	95%	61%
U.S. High Yield Bond Trust	55%	46%
Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a fund.
MANAGEMENT OF JHT
The business of JHT, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” of the funds (as defined by the 1940 Act) (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the funds and who execute policies formulated and overseen by the Trustees. Several of the Trustees and officers of JHT are also officers or directors of the Adviser, or officers or directors of the principal distributor to the funds, John Hancock Distributors, LLC (the “Distributor”). The tables below present certain information regarding the Trustees and officers of JHT, including their principal occupations. Each Trustee oversees all funds of JHT, and some Trustees also oversee other funds in the John Hancock fund complex. As of December 31, 2009, the John Hancock fund complex consisted of 255 funds (the “John Hancock Fund Complex” or “Fund Complex”). The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
Independent Trustees

			Number of John
			Hancock Funds
		Principal Occupation(s) and other Directorships During	Overseen by
Name (Year of Birth)	Position with JHT [1]	Past 5 Years	Trustee
Charles L. Bardelis (1941)	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport) (since 1963).	209

		Trustee of John Hancock Funds II (“JHF II”) (since 2005).

Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent registered public accounting firm) (prior to 1999). Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).	209

		Trustee of JHF II (since 2005).

Elizabeth G. Cook (1937)	Trustee (since 2005)	Expressive Arts Therapist, Massachusetts General Hospital (2001 to 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (2000 to 2004).	209

		Trustee of JHF II (2005-2009).

Theron S. Hoffman (1947)	Trustee (since 2008)	Chief Executive Officer, T. Hoffman Associates, LLC (management consulting) (since 2003); Director, The Todd Organization (design of executive benefit plans) (since 2003); President, Westport Resources Management (investment management) (2006 to 2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000 to 2003). Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).	209

		Trustee of JHF II (since 2008).

Hassell H. McClellan (1945)	Trustee (since 2005)	Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).	209

		Trustee of JHF II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates (1946)	Trustee (since 2004) Chairman (since 2005)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc. (financial services company) (1997 to 2006).	209

		Director of the following publicly traded companies:
		Stifel Financial (since 1996); Investor Financial Services Corporation (1995 to 2007); and Connecticut River Bancorp, (since 1998).

		Director of the following mutual funds: Director, Virtus Funds (since 1988); and Emerson Investment Management (since 2000).

			Number of John
			Hancock Funds
		Principal Occupation(s) and other Directorships During	Overseen by
Name (Year of Birth)	Position with JHT [1]	Past 5 Years	Trustee
		Trustee of JHF II (since 2005).

Steven M. Roberts (1944)	Trustee (since 2008)	Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005 to 2008); Partner, KPMG (1987 to 2004).	209

		Trustee of JHF II (since 2008).

1	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.
Non-Independent Trustees

			Number of John
			Hancock Funds
		Principal Occupation(s) and other Directorships During	Overseen by
Name (Year of Birth)	Position with JHT[1]	Past 5 Years	Trustee
James R. Boyle [2] (1959)	Trustee (since 2005)	Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (“JHA”), The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (“John Hancock Funds”) (since 2005); Chairman and Director, the Adviser (since 2006).	255

Grace K. Fey [3] (1946)	Trustee (since 2008)	Trustee of JHF II (since 2008); Chief Executive Officer, Grace Fey Advisors (nonprofit and corporate board consulting) (since 2008; Director & Executive Vice President, Frontier Capital Management Company (1988 to 2007); Director, Fiduciary Trust (since 2009).	209

(1)	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2)	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his positions with Manulife Financial Corporation (and its affiliates), the ultimate controlling parent of the Adviser.

(3)	Ms. Fey is an “interested person” (as defined in the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a sub-adviser of certain funds of JHF II and JHT.
Principal Officers who are not Trustees

Name (Year of Birth)	Position with JHT	Principal Occupations During Past 5 Years
Hugh McHaffie (1959)	President (since 2009)	Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999 to 2006).

Thomas M. Kinzler (1955)	Chief Legal Officer and Secretary (since 2006)	Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds (“JHF”), JHF II, John Hancock Funds III (“JHF III”) and JHT (since 2006); Vice President and

Name (Year of Birth)	Position with JHT	Principal Occupations During Past 5 Years
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999 to 2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000 to 2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004 to 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (“CCO”) (since 2005)	Vice President and CCO, the Adviser, JHA and MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Vice President and CCO, JHF, JHF II, JHF III and JHT (since 2005).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 to 2007); Vice President, Goldman Sachs (2005 to 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 to 2005).

Michael J. Leary (1965)	Treasurer (since 2009)	Vice President, John Hancock Life Insurance Company (U.S.A.) and Assistant Treasurer for JHF, JHF II, JHF III and JHT (since 2007); Vice President and Director of Fund Administration, JP Morgan (2004 to 2007).

John G. Vrysen (1955)	Chief Operating Officer (since 2007) Chief Financial Officer (2005 to 2007)	Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, JHA, The Berkley Group, the Adviser and John Hancock Funds (since 2007); Chief Operating Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, JHA, The Berkley Group, MFC Global (U.S.), the Adviser, JHF, JHF II, JHF III and JHT (2005 to 2007); Vice President, MFC (until 2006).
Trustee Qualifications
     The following section discusses, for each Trustee, the specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee.
Additional Information About the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
     Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.
     James R. Boyle — Through his positions as Chairman and Director of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

     Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major independent registered public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.
     Elizabeth G. Cook — As a former Trustee of John Hancock Variable Series Trust I and a former director of Liberty Bank and Trust, Ms. Cook has experience in the mutual fund and banking industry. As an expressive arts therapist, Ms. Cook has experience in interpersonal communication.
     Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of another operating company.
     Theron S. Hoffman — As a consultant and as a former executive of an investment management firm, Mr. Hoffman has experience in executive management and corporate operations.
     Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.
     James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the Trust. Mr. Oates, an Independent Trustee, serves as the Board’s Chairman.
     Steven M. Roberts — As an economist, former assistant to a Federal Reserve Chairman, and Deputy Director of the Division of Banking Supervision and Regulation of the Federal Reserve, Board, and as a former partner in a major independent registered public accounting firm, Mr. Roberts has experience with economic and monetary policy, federal financial regulation, and accounting.
Duties and Compensation of Trustees
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met eight times during the latest fiscal year.
The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Boyle, as Chairman and Director of the Adviser, and senior executive of MFC, the Adviser’s parent company, and of other affiliates of the

Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Committees
The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Roberts). Mr. Burgess serves as Chairman of this Committee. The Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.
The Board also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in order to be considered by the Nominating Committee.
The Board also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to the Trust. The Compliance Committee is composed of the following Trustees: Ms. Cook, Messrs. McClellan, Oates, and Hoffman, and Ms. Fey). Mr. McClellan serves as Chairman of this Committee. The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of funds. The Investment Committees are composed of the following Trustees: Investment Committee A: Ms. Cook and Messrs. Oates and Hoffman; Investment Committee B: Messrs. Bardelis and Roberts; Investment Committee C: Messrs. McClellan, Boyle and Burgess, and Ms. Fey. Messrs. Oates, Bardelis and McClellan serve as Chairmen of Investment Committee A, B and C, respectively. Each Investment Committee met five times during the last fiscal year.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As registered investment companies, the funds are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the funds’ risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the funds’ sub-advisers and investment management operations) (“IMS”), Fund Administration, Legal, and Internal Audit; as well as by the Trust’s Chief Compliance Officer (“CCO”). The responsibility to manage the funds’ risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.
The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment, Audit and Compliance Committees. In addressing issues regarding the funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board and the Committee Chairs confer among themselves, with the Trust’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the funds’ Pricing Committee (comprised of officers of the Trust).
Each Investment Committee assists the Board in overseeing the significant investment policies of the relevant funds. The Adviser monitors these policies and may recommend changes to this Committee in response to sub-adviser requests or other circumstances.

On a quarterly basis, this Committee reviews reports from IMS regarding the relevant funds’ investment performance, which include information about investment risks and how they are managed.
The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the funds, the Adviser, the sub-advisers, and certain of the funds’ other service providers (the distributor and transfer agent). This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Trust’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
In addition, in its annual review of the funds’ advisory, sub-advisory and distribution agreements, the Board reviews information provided by the Adviser, the sub-advisers and the distributor relating to their operational capabilities, financial condition and resources.
The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Finally, John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and may report to the Board periodically on risk management. John Hancock’s Chief Risk Officer reports directly to the President of John Hancock and, indirectly, to the Chief Risk Officer of Manulife Financial Corporation, John Hancock’s parent company.
Compensation
JHT pays the following fees to its Independent Trustees as well as Ms. Fey, an interested Trustee. Each Independent Trustee and Ms. Fey receives an annual retainer of $110,000 and a fee of $14,000 for each meeting of the Trustees that he or she attends in person. The Chairman of the Board receives an additional $65,000 annual retainer. The Chairman of the Audit Committee receives an additional $15,000 annual retainer. The Chairman of the Compliance Committee receives an additional $12,500 annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.
Compensation Table (1)(2)

		TOTAL COMPENSATION FROM JOHN
	AGGREGATE COMPENSATION FROM JHT —	HANCOCK FUND COMPLEX — FISCAL
TRUSTEE	FISCAL YEAR ENDED DECEMBER 31, 2009 (1)	YEAR ENDED DECEMBER 31, 2009 (2)
Independent Trustees
Charles L. Bardelis	$175,000.00	$240,000.00
Peter S. Burgess	$187,500.00	$260,000.00
Elizabeth Cook	$178,750.00	$212,000.00
Theron S. Hoffman	$175,000.00	$240,000.00
Hassell H. McClellan	$181,250.00	$250,000.00
James M. Oates	$237,500.00	$335,000.00
Steven M. Roberts	$175,000.00	$240,000.00
Interested Trustees
James R. Boyle
Grace K. Fey	$175,000.00	$240,000.00

(1)	Compensation received for services as a Trustee. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

(2)	As noted above, Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of JHF II, which is within the same family of investment companies as JHT.
Trustee Ownership of Funds
The table below lists the amount of securities of each JHT fund beneficially owned by each Trustee as of December 31, 2009 (excluding those funds that had not yet commenced operations on December 31, 2009). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:
A — $0
B — $1 up to and including $10,000
C — $10,001 up to and including $50,000
D — $50,001 up to and including $100,000
E — $100,001 or more

Total-John
	Lifestyle	Lifestyle	Hancock Fund
FUNDS*	Aggressive	Balanced	Complex
Charles L. Bardelis	A	A	E
James R. Boyle	A	A	E
Peter S. Burgess	D	D	E
Elizabeth G. Cook	A	E	E
Grace K. Fey	A	A	C
Theron S. Hoffman	A	A	E
Hassell H. McClellan	A	A	E
James M. Oates	A	A	E
Steven M. Roberts	A	E	E

*	Only funds owned by a Trustee are listed.
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES
The Advisory Agreement
Each fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of each fund’s operations, except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of the respective funds and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of any of the funds, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement. The Board has authorized the Adviser to directly manage the assets of the following funds, effective as of January 1, 2010: Franklin Templeton Founding Allocation Trust; Core Allocation Trust; Core Balanced Trust; and Core Disciplined Diversification Trust.
JHT bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the fund (including an allocable portion of the cost of the Adviser’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the fund, the Adviser or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
Prior to June 27, 2008, the Advisory Agreement provided that the Adviser was responsible for providing investment management services as described above, as well as providing, at the expense of JHT, certain non-advisory services (including financial, accounting and administrative services). At a special shareholder meetings in January and April 2008, the funds’ shareholders approved an amendment to the Advisory Agreement transferring to a new Service Agreement with the Adviser the non-advisory services. This amendment to the Advisory Agreement and the Service Agreement became effective on June 27, 2008. Accordingly, pursuant to the Service Agreement, the Adviser provides JHT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight as well as services related to the office of CCO.

Adviser Compensation. As compensation for its services under the Advisory Agreement, the Adviser receives a fee from the funds, computed separately for each as described in the Prospectus.
From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund’s annual expenses fall below this limit.
For the fiscal years ended December 31, 2009, 2008 and 2007, the aggregate investment advisory fee paid by JHT under the fee schedule then in effect, absent the expense limitation provision, was $$343,963,847, $377,235,563 and $450,351,591 allocated among the funds as follows:

FUND	2009	2008	2007
High Income Trust
Gross Fee	$3,188,923	$2,841,617	$2,710,654
Waivers	$(2,666)	$(7,503)	$(10,874)
Net Fee	$3,186,257	$2,834,114	$2,699,780
High Yield Trust
Gross Fee	$11,786,233	$11,739,575	$12,975,302
Waivers	$(9,576)	$(32,491)	$(53,255)
Net Fee	$11,776,657	$11,707,084	$12,922,047
U.S. High Yield Bond Trust
Gross Fee	$4,749,699	$3,620,984	$2,944,913
Waivers	$(3,373)	$(8,382)	$(10,960)
Net Fee	$4,746,326	$3,612,602	$2,933,953
Subadvisory Agreements
Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the sub-subadvisory agreement with Western Asset Management Company Limited (“WAMCL”), the subadviser manages the investment and reinvestment of the assets of the assigned funds (or portion thereof), subject to the supervision of the Board and the Adviser. (In the case of the WAMCL sub-subadvisory agreement, the activities of the sub-subadviser are also subject to the supervision of Western Asset Management Company)
The subadviser formulates a continuous investment program for each such fund consistent with its investment objective and policies outlined in the Prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds.
Subadvisory Fees. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for each fund. In respect of the sub-subadvisory agreements and the subadvisory consulting agreement, the fees are paid by the subadviser to the entity providing the subadvisory or consulting services as described below.
WAMCL Sub-Subadvisory Agreement. The Prospectus refers to a sub-subadvisory agreement between Western Asset Management Company and WAMCL, which is subject to certain conditions as set forth in the Prospectus. Under that agreement WAMCL provides certain investment advisory services to Western Asset Management Company relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of Strategic Bond Trust and High Yield Trust. Western Asset Management Company pays WAMCL, as full compensation for all services provided under the sub-subadvisory agreement, a portion of its subadvisory fee. JHT does not incur any expenses in connection with WAMCL’s services other than the advisory fee.
Western Asset Management Company
Western Asset Management Company (“WAMCO”) is also the subadviser to the JHF II Floating Rate Income Fund, a series of JHF II (the “JHF II Floating Rate Income Fund”). In connection with the management of the JHF II Floating Rate Income Fund, the Adviser has entered into an agreement with WAMCO in which WAMCO agrees that it will not serve as investment adviser (including subadviser) to another investment company that is sold to retail investors and is managed in a style similar to the JHF II Floating Rate Income Fund for a period of five years and the Adviser agrees that it will develop a program for the marketing of the fund. In the event WAMCO should advise such an investment company, the agreement would entitle the Adviser to $2 million in liquidated damages due to the fact that the Adviser and the distributor to the JHF II Floating Rate Income Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund. However, WAMCO is not required to pay the Adviser such liquidated damages if the JHF II Floating Rate Income Fund does not reach certain asset levels (which range from $500 million on the first anniversary of the fund’s commencement to $2 billion on the fourth anniversary of the fund’s commencement) assuming certain performance requirements are met. The agreement also provides that if WAMCO is terminated as subadviser to the JHF II Floating Rate Income Fund, then WAMCO is released from any obligation to pay the Adviser such liquidated damages. Therefore, the Adviser has a financial interest in not having the Board terminate WAMCO as subadviser to the JHF II Floating Rate Income Fund for a five year period.
Affiliated Subadvisers — Potential Conflicts of Interest.
The Adviser and the following subadvisers are controlled by MFC and are affiliated: MFC Global (U.S.A.), Declaration Management & Research LLC and MFC Global (U.S.) (collectively, “Affiliated Subadvisers”).
Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each fund subadvised by an Affiliated Subadviser, MFC will benefit not only from the net advisory fee retained by the Adviser but also from the subadvisory fee paid by the Adviser to the Affiliated Subadviser. Consequently, MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisers to manage the funds; and (ii) the allocation of the assets of JHT’s funds of funds (the “Funds of Funds”) to other funds (“Underlying Funds”) having Affiliated Subadvisers.
In addition, MFC and its John Hancock insurance company subsidiaries may benefit from investment decisions made by Affiliated Subadvisers, including allocation decisions with respect to Fund-of-Funds assets. For example, Affiliated Subadvisers, by selecting more conservative investments, or by making more conservative allocations of Fund-of-Funds assets by increasing the percentage allocation to Underlying Funds which invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements which the John Hancock insurance company subsidiaries of MFC must satisfy in order to support their guarantees under variable annuity and insurance contracts which they issue. In all cases, however, the Adviser in recommending to the Board the appointment or continued service of Affiliated Subadvisers and the Affiliated Subadvisers in selecting investments and allocating Fund-of-Funds assets have a fiduciary duty to act in the best interests of the funds and their shareholders. Moreover, JHT’s “manager of managers” exemptive order from the SEC provides that JHT obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Adviser and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.
Additional Information Applicable to Subadvisory Agreements
Term of Each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of that fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.
Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the Agreement; or (b) all of the funds of JHT.
Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.
Termination of the Agreements. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreements, and also to the relevant fund. The following parties may terminate the agreements:
–	the Board;

–	with respect to any fund, a majority of the outstanding voting securities of such fund;

–	the Adviser; and

–	the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.
Amendments to the Agreements. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable fund, the Adviser or the subadviser.
The required shareholder approval of any amendment shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all the funds of JHT.
As noted under “Subadvisory Arrangements and Management Biographies” in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.
Amount of Subadvisory Fees Paid. For the years ended December 31, 2009, 2008 and 2007, the Adviser paid aggregate subadvisory fees of $114,443,263, $133,410,789 and $171,153,985, respectively. These were allocated with respect to the Acquired Funds and the Acquiring Fund as follows:

FUND	2009	2008	2007
High Income Trust	$1,057,478	$945,772	$905,377
High Yield Trust	$3,734,875	$3,707,239	$4,089,274
U.S. High Yield Bond Trust	$1,800,496	$1,377,238	$1,123,591
OTHER SERVICES
Proxy Voting Policies
The funds’ proxy voting policies and procedures delegate to the subadviser of each fund the responsibility to vote all proxies relating to securities held by that fund in accordance with the subadviser’s proxy voting policies and procedures. A subadviser has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of JHT’s Procedures and the proxy voting procedures of each of the fund subadvisers are set forth in Appendix IV to this SAI.
It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.
In the event a subadviser becomes aware of a material conflict of interest, JHT’s Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers’ proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.
The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.
Although subadvisers have a duty to vote all proxies on behalf of the funds they subadvise, it is possible that a subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the fund to vote the proxies.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge: (1) upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at http://www.sec.gov.
DISTRIBUTOR; RULE 12B-1 PLANS
John Hancock Distributors, LLC (the “Distributor”), located at 601 Congress Street, Boston, Massachusetts 02210, is the principal underwriter of JHT and distributes shares of JHT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHT.
The Board has approved Plans (the “Plans”) under Rule 12b-1 under the 1940 Act (“Rule 12b-1”) for Series I shares, Series II shares and, in the case of certain funds, Series III shares. The purpose of each Plan is to encourage the growth and retention of assets of each fund subject to a Plan.
Series I and Series II shares of each fund and Series III shares of certain funds are subject to Rule 12b-1 fees, as described in the Prospectus.
A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in Rule 2830(d)(5) of the NASD Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”).
Service fees are paid to the Distributor, which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties that have agreed to provide with respect to the shares of JHT the kinds of services encompassed by the term “personal service and/or the maintenance of shareholder accounts” as defined in FINRA Conduct Rule 2830(d)(5).
Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.
To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:
–	for any expenses relating to the distribution of the shares of the class,

–	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

–	for the payment of “service fees” that come within FINRA Conduct Rule 2830(d)(5).
Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Adviser and Distributor. However, payments may be made to non-affiliated insurance companies in the future.
The Plans authorize any payments in addition to fees described above made by a fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.
The Plans may not be amended to increase materially the amount to be spent by a fund without such shareholder approval as is required by Rule 12b-1. All material amendments of a Plan must be approved in the manner described in the rule. Each Plan shall continue in effect: (i) with respect to a fund only so long as the Plan is specifically approved for that fund least annually as provided in the Rule 12b-1; and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of JHT, (b) incumbent Independent Trustees select and nominate any new Independent Trustees of JHT and (c) any person who acts as legal counsel for the Independent Trustees is an independent legal counsel. Each Plan may be terminated with respect to any fund at any time as provided in Rule 12b-1.
During the fiscal year ended December 31, 2009, the following amounts were paid pursuant to the Plans:

Series I Shares

		DISTRIBUTION
		PAYMENT
	SERVICE FEE	TO THE
FUND	PAYMENTS	DISTRIBUTOR
High Income Trust	$0	$0
High Yield Trust	$37,706	$0
U.S. High Yield Bond Trust	$1,681	$0
Series II Shares

		DISTRIBUTION
		PAYMENT
	SERVICE FEE	TO THE
FUND	PAYMENTS	DISTRIBUTOR
High Income Trust	$21,347	$0
High Yield Trust	$186,693	$0
U.S. High Yield Bond Trust	$14,157	$0
PORTFOLIO BROKERAGE
Pursuant to the subadvisory agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisers have no formula for the distribution of fund brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:
–	price, dealer spread or commission, if any;

–	the reliability, integrity and financial condition of the broker-dealer;

–	size of the transaction;

–	difficulty of execution;

–	brokerage and research services provided; and

–	confidentiality and anonymity.
Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser’s overall responsibilities with respect to a fund and any other accounts managed by the subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.
- Regular Broker-Dealers. The table below presents information regarding the securities of the Funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by the Funds as of the fiscal year ended December 31, 2009.

	Bank of	Barclays Bank
	America Corporation	PLC	BNP Paribas	Citigroup, Inc.
High Income Trust	$1,918,857.00	$10,033,362.00	$0	$0
High Yield Trust	$15,018,676.80	$0.01	$0	$0
U.S. High Yield Bond Trust	$0	$536,278.12	$0	$0

			JP Morgan Chase	Morgan Stanley &
	Credit Suisse Group AG	Deutsche Bank AG	& Co.	Co., Inc.
High Income Trust	$0	$0	$0	$0
High Yield Trust	$0	$0	$21,707,173.30	$0
U.S. High Yield Bond Trust	$0	$0	$0	$0

	The Bank of New York	The Goldman Sachs
	Mellon	Group, Inc.	UBS AG
High Income Trust	$0	$0	$0
High Yield Trust	$0	$0	$5,768,577.50
U.S. High Yield Bond Trust	$0	$0	$0
Soft Dollar Considerations. In selecting brokers and dealers, the subadvisers may give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser’s overall responsibilities with respect to the fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.
Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadviser and its affiliates receive such services.
As noted above, a subadviser may purchase new issues of securities for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

–	the value of securities;

–	the advisability of purchasing or selling securities;

–	the availability of securities or purchasers or sellers of securities; and

–	analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) fund strategy.
Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.
To the extent research services are used by a subadviser, such services would tend to reduce such party’s expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the funds, which may not be used in connection with a fund, will also be available for the benefit of other funds and accounts managed by the subadvisers.
Commission Recapture Program. The Board has adopted a commission recapture program. Under the program, a percentage of commissions generated by a fund’s portfolio transactions is rebated to that fund by the broker-dealers and credited to short-term security gain/loss.
Allocation of Trades by the Subadvisers. The subadvisers manage a number of accounts other than the funds. Although investment determinations for the funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the fund believes that their participation in such transactions on balance will produce better overall results for the fund.
Affiliated Underwriting Transactions by the Subadvisers. JHT has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadviser participates. These procedures prohibit a fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.
Brokerage Commission Paid. For the years ended December 31, 2009, 2008 and 2007, JHT paid brokerage commissions in connection with portfolio transactions of $31,868,501, $38,931,500 and $41,450,836, respectively. These were allocated among the Acquired Funds and the Acquiring Fund as follows:

	Total Commissions	Total Commissions	Total Commissions
	Paid	Paid	Paid
	for Fiscal Year	for Fiscal Year	for Fiscal Year
	Ended	Ended	Ended
Fund	31-Dec-09	31-Dec-08	31-Dec-07
High Income Trust	$51,773	$88,751	$45,509
High Yield Trust	N/A	N/A	N/A
U.S. High Yield Bond Trust	N/A	$1,231	$2,018
REDEMPTION OF SHARES
JHT will redeem all full and fractional fund shares for cash at the NAV per share of each fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

–	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

–	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

–	the SEC by order so permits for the protection of security holders of JHT.
Special Redemptions. Although it would not normally do so, a fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities, in accordance with policies and procedures approved by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.
JHT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:
–	the distribution is effected through a pro rata distribution of the distributing fund’s portfolio securities;

–	the distributed securities are valued in the same manner as they are in computing the fund’s NAV;

–	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

–	the Trustees of JHT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.
DETERMINATION OF NET ASSET VALUE
Portfolio securities are valued by various methods which are generally described below. As noted in the prospectus, portfolio securities may also be fair valued by the Fund’s Pricing Committee in certain instances.
Equity Securities Traded on Stock Exchanges
Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.
Securities Traded on the OTC Market
Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.
Debt Securities and Convertible Securities
Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities which are valued at amortized cost) and convertible securities may also be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Funds may use various pricing services or discontinue the use of any pricing service.
Short Term Debt Instruments and Instruments held by the Money Market Trusts

Certain short term debt instruments held by each of the funds (except the Money Market Trusts) and all instruments held by the Money Market Trusts, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, a fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
Open-End Investment Companies
Shares of other open-end investments companies held by a fund are valued based on the NAV of the underlying fund.
Securities Denominated in Foreign Currencies
The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.
Options and Futures Contracts
Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.
Futures contracts are valued at the most recent settlement price.
Limited Partnerships and Pooled Investment Vehicles
The value of a fund’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be determined by fair valuation. In general, the fair value of a fund’s interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Non-Negotiable Security
A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings (“Disclosure Policy”) to protect the interests of the shareholders of JHT and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund’s subadvisers, principal underwriter or affiliated persons of a fund’s Adviser or principal underwriter. JHT’s general policy with respect to the release of portfolio holdings to non-affiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHT applies its policy uniformly to all, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.
Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Disclosure Policy. Material nonpublic holdings information may be provided to non-affiliated persons as part of the investment activities of a fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHT, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHT’s CCO or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDAQ (NAVs, daily); S&P (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); DST (NAVs, daily); and Broadridge (proxy votes, daily); CAPIS (purchase and sales, quarterly); Gainskeeper (purchase and sales, quarterly); Goldman Sachs (purchase and sales, daily); Electra (purchases and sales, daily); and Advent (purchases and sales, daily).
The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHT. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.
The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.
When the CCO believes that the disclosure of nonpublic information to a non-affiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHT, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHT’s shareholders.
The receipt of compensation by a fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
JHT Portfolio Holdings Currently Posted on a Website. Each of the Funds of Funds invests in shares of other funds. The holdings of each Fund of Funds in other funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Fund of Fund. In addition, the ten largest holdings of each fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.
http://jh1.jhlifeinsurance.com/JHPortal/channel/0,2446,2072859_2079697,00.html
http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21
SHAREHOLDERS OF JHT
JHT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with MFC, the ultimate controlling parent of the Adviser.
Control Persons. As of March 31, 2010, no one was considered a control person of any of the funds. A control person is one who has beneficial ownership of more than 25% of the voting securities of a fund or who acknowledges or asserts having or is adjudicated to have control of a fund. As of March 31, 2010, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”), (collectively, the “Insurance Companies”) and the Funds of Funds.
The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund.
Shareholders. As of March 31, 2010, JHT Shareholders are as follows:

–	the Insurance Companies . (Each Insurance Company that is a shareholder of JHT holds of record in its separate accounts JHT shares attributable to variable contracts), and

–	Each of the JHT fund of funds, each of which invests in and holds of record shares of Underlying Funds.
JHT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHT.
Entities Eligible to Be Shareholders of JHT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHT may be purchased only by the following eligible shareholders:
–	separate accounts of the Insurance Companies and other insurance companies;

–	the Insurance Companies and certain of their affiliates; and

–	any trustee of a qualified pension or retirement plan.
Voting of Shares by the Insurance Companies and JHT. The Insurance Companies have the right to vote upon matters that may be voted upon at any JHT Shareholders’ meeting. These companies will vote all shares of the funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of proportional voting is that a small number of contract owners can determine the outcome of the voting. In addition JHT will vote all shares of fund held by a JHT fund of funds in proportion to the votes of the other shareholders of such fund.
Mixed Funding. Shares of JHT may be sold to JHT Shareholders described above. JHT currently does not foresee any disadvantages to any JHT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Board will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHT Shareholder from investing in JHT or a particular fund.
HISTORY OF JHT
JHT Name Change. Prior to January 1, 2005, the name of JHT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHT was NASL Series Trust.
ORGANIZATION OF JHT
Organization of JHT. JHT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (“NASL”), a Maryland corporation. Effective December 31, 1988, NASL was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHT assumed all the assets and liabilities of NASL and carried on its business and operations with the same investment management arrangements as were in effect for NASL at the time of the reorganization. The assets and liabilities of each of NASL’s separate portfolios were assumed by the corresponding fund.
Classification. JHT is a no-load, open-end management investment company registered with the SEC under the 1940 Act.
Powers of the Trustees of JHT. Under Massachusetts law and JHT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHT is the responsibility of its Trustees.
The Declaration of Trust authorizes the Trustees of JHT without shareholder approval to do the following:
–	Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

–	Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

–	Issue additional series of shares or separate classes of existing series of shares;

–	Approve fund mergers, to the extent consistent with applicable laws;

–	Designate a class of shares of a fund as a separate fund;

–	Approve mergers of series (to the extent consistent with applicable laws and regulations); and

–	Designate a class of shares of a series as a separate series.
Shares of JHT. The shares of each fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that fund. Holders of shares of any fund are entitled to redeem their shares as set forth under “Redemption of Shares.”
Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of such fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular fund will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more funds will also be allocated among the funds in the manner determined by the Trustees.
Shareholder Voting. Shareholders of each fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular fund are entitled to vote on matters determined by the Trustees to affect only the interests of that fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHT may not be binding on a fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHT do not have cumulative voting rights, which means that the holders of more than 50% of JHT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.
Shareholder Liability. Under Massachusetts law, shareholders of JHT could, under certain circumstances, be held personally liable for the obligations of JHT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHT. The Declaration of Trust also provides for indemnification out of the property of a JHT fund for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHT and satisfy any judgment thereon, but only out of the property of the affected fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular fund would be unable to meet its obligations.
ADDITIONAL INFORMATION CONCERNING TAXES
The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.
Since the funds’ shareholders are principally: (i) life insurance companies whose separate accounts invest in the funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.
JHT believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no fund will be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-

term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.
A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
A “qualified publicly traded partnership” is a publicly traded partnership other than a publicly traded partnership that would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies (“regulated investment company-type income”). Qualified publicly traded partnerships therefore are publicly traded partnerships that derive more than 10% of their gross income from types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than regulated investment company-type income. All of the income received by a fund from its investment in a qualified publicly traded partnership will be income satisfying the 90% qualifying income test. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company income distribution requirements and would be taken into account for purposes of the 4% excise tax.
Under an Internal Revenue Service revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. Although certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected.
To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.
Because JHT complies with the ownership restrictions of U.S. Treasury Regulations Section 1.817-5(f), IRS Revenue Ruling (“Rev. Rul.”) 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests for purposes of separate account diversification requirements, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.
A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.
Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize during a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
Additional Tax Considerations. If a fund failed to qualify as a regulated investment company: (i) owners of contracts based on the fund would be treated as owning contracts based solely on shares of the fund (rather than on their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral; and (ii) the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund, please refer to the prospectus for the contract.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.
LEGAL AND REGULATORY MATTERS
Adviser
On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the JHT funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.
The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.
REPORTS TO SHAREHOLDERS
The financial statements of JHT at December 31, 2009, as they relate to the funds described in this SAI, are incorporated herein by reference from JHT’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of JHT at December 31, 2009, as they relate to the funds described in this SAI, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.
CUSTODIAN
State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.
CODE OF ETHICS
JHT, the Adviser, the Distributor and each subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHT.
MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER
The funds of JHT described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Adviser or subadvisers may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any fund’s investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadviser. Past performance is no guarantee of future results.

APPENDIX I
DESCRIPTION OF BOND RATINGS
The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
MOODY’S INVESTORS SERVICE, INC.
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated B are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
STANDARD & POOR’S RATINGS GROUP
AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE (“Fitch”)
Investment Grade
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB
Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B
Highly speculative.

• For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
• For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
CCC
• For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
• For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).
CC
• For issuers and performing obligations, default of some kind appears probable.
• For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).
C
• For issuers and performing obligations, default is imminent.
• For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).
RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .
D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
Moody’s
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard and Poor’s
Commercial Paper
A standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This designation indicates that the degress of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings
Standard & Poor’s assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
Other Considerations — The ratings of S&P, Moody’s, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.
TAX-EXEMPT NOTE RATINGS
Moody’s
Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.
Standard and Poor’s
Short-Term Issue
A Standard & Poor’s U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amoritization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.

APPENDIX II
STANDARD & POOR’S CORPORATION DISCLAIMERS
     The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the “S&P Index Trusts”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined,composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration,marketing or trading of the S&P Index Trusts.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

APPENDIX III
PORTFOLIO MANAGER INFORMATION
MFC Global Investment Management (U.S.), LLC
High Income Trust
Portfolio Managers and Other Accounts Managed:
The portfolio managers for the High Income Trust are: Arthur N. Calavritinos, John F. Iles, Dennis F. McCafferty, and Joseph E. Rizzo.
The following chart reflects the portfolio managers’ investments in the fund. The chart also reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following table reflects information as of December 31, 2009:

	Other Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	(in thousands)	Accounts	(in thousands)	Accounts	(in thousands)
Arthur N. Calavritinos	2	$930,741	0	$0	2	$530,330
John F. Iles	3	$2,786,136	1	$26,454	11	$2,044,525
Dennis F. McCafferty	2	$930,741	9	$9	2	$530,330
Joseph E. Rizzo	2	$930,741	0	$0	2	$530,330
There are no accounts that pay fees based upon performance.
Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the fund as of December 31, 2009.
At MFC Global (U.S.) the structure of compensation of investment professionals is comprised of the following components: base salary, an annual investment bonus plan, a deferred performance award vested and paid in two installments as well as customary benefits that are offered generally to all full-time employees of MFC Global (U.S.). A limited number of senior portfolio managers who serve as officers of both MFC Global (U.S.) and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.
The following describes each component of the compensation package for the investment management team including portfolio managers, research analysts and traders.
Base Salary. Base compensation is fixed and normally reevaluated on an annual basis. MFC Global (U.S.) seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.
Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of MFC Global (U.S.) and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

➢	Investment Performance: The majority of the bonus is calculated on investment performance of all accounts managed by the investment professional over one, three- and five-year periods are considered. The performance of each account is measured relative to an appropriate peer group benchmark. With respect to fixed income accounts, relative yields are also used to measure performance.
➢	Short Term Cash Payout - Paid out to investment professionals in February for the prior year’s performance.

➢	Long Term Deferred Compensation - Paid out to investment professionals in two installments in Years 4 and 5 of service. Based on three and five year performance periods relative to appropriate peer groups. Awards invested in MFC Global managed mutual funds during the vesting period.
➢	Financial Performance of MFC Global (U.S.): The financial performance of MFC Global (U.S.) and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of MFC Global (U.S.).

➢	Non-Investment Performance: The more intangible contributions of an investment professional to MFC Global (U.S.) business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.
Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such options permit the investment professional to purchase a set amount of stock at the market price on the date of grant. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forfeited if the investment professional’s employment is terminated prior to a vesting date.
MFC Global (U.S.) also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.
WELLS CAPITAL MANAGEMENT, INCORPORATED
(“WellsCap”)
U.S. High Yield Bond Trust
The following chart reflects the portfolio managers’ investments in the fund. The chart also reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following table reflects information as of December 31, 2009:

	Other Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio	Number of	Assets	Number of	Assets	Number of	Assets
Manager	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Niklas Nordenfelt	2	$0.8	4	$0.6	18	$1.1
Phil Susser	2	$0.8	4	$0.6	29	$1.1

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered
	Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
	Number of		Number of	Assets	Number of	Assets
Portfolio Manager	Accounts	Assets	Accounts	(in billions)	Accounts	(in billions)
Niklas Nordenfelt	0	$0	1	$0.3	2	$0.1
Phil Susser	0	$0	1	$0.3	2	$0.1
Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the fund as of December 31, 2009.
WESTERN ASSET MANAGEMENT COMPANY
(“Western Asset”)
Western Asset Management Company Limited is sub-sub adviser*
High Yield Trust*
Portfolio Managers
A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer Stephen A. Walsh, Chief Investment Officer Emeritus and Investment Strategist S. Kenneth Leech, and portfolio managers Michael C. Buchanan and Keith J. Gardner, manages the portfolio.
The following chart reflects the portfolio managers’ investments in the Fund. The chart also reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2009:

	Other Registered Investment
	Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Michael C. Buchanan	15	$7,030,536,024	8	$4,051,883,479	11	$2,386,941,759
Keith J. Gardner	5	$1,218,713,611	6	$624,283,036	2	$128,763,146
S. Kenneth Leech	105	$180,950,596,530	229	$107,675,203,132	832	$190,201,806,337
Steven A. Walsh	105	$180,950,596,530	229	$107,675,203,132	832	$190,201,806,337
Other Accounts Managed — Of Total listed above, those for which advisory fee is based on performance

	Other Registered Investment
	Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Michael C. Buchanan	0	$0	0	$0	0	$0
Keith J. Gardner	0	$0	0	$0	0	$0
S. Kenneth Leech	0	$0	6	$1,110,254,296	93	$24,235,576,277
Steven A. Walsh	0	$0	6	$1,110,254,296	93	$24,235,576,277
Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the funds that they managed as of December 31, 2009.
Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Walsh and Mr. Leech are involved in the management of all the firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
POTENTIAL CONFLICTS OF INTEREST
Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.
It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.
A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.
DESCRIPTION OF COMPENSATION STRUCTURE
At Western Asset, one compensation methodology covers all employees, including investment professionals.
Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.
The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation “range” for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:
•	Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted half way through the fiscal year.

•	The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.

•	Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.

•	Western Asset offers a Long Term Incentive Plan (LTIP) as a part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan includes all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the LTIP where the awards are invested into a variety of Western Asset and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings. Discretionary Contributions made to the Plan will be placed in a special trust that restricts management’s use and of access to the money.
Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.

APPENDIX IV
PROXY VOTING POLICIES AND PROCEDURES
JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008; June 27, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008; June 27, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008
MFC Global Investment Management®
Proxy Voting Policy
Introduction
MFC Global Investment Management (U.S.), LLC (MFC GIM (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, MFC GIM (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, MFC GIM (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.
The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial. Collectively, MFC GIM (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.

The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.
The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.
PROXY VOTING POLICY
This Proxy Voting Policy (the “Policy”) covers the proxy activities and related disclosure obligations of MFC GIM (US) and applies to all MFC GIM (US) clients for whom MFC GIM (US) has been delegated the authority to vote proxies.
The Proxy Voting Policy is designed to meet the needs of MFC GIM (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of interest between the Firm and the Firm’s clients. It is also designed to ensure compliance with the applicable rules and regulations of the various regulators to which MFC GIM (US) is subject. It sets forth the general corporate governance principles of MFC GIM (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.
The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of MFC GIM (US), internal standards and requirements, roles and responsibilities of the MFC GIM (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.
All Firm employees are asked to consult with the Chief Compliance Officer of MFC GIM (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the MFC GIM (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.
The Proxy Policy has the following six sections:
          1. General Principles
          2. Standards
          3. Administration
          4. Conflict of Interest
          5. Recordkeeping
          6. Policy Administration
     General Principles
Scope
MFC GIM (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). MFC GIM (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where MFC GIM (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This Policy permits Clients to:
     1. delegate to MFC GIM (US) the responsibility and authority to vote proxies on their behalf according to MFC GIM (US)’s proxy voting polices and guidelines;

     2. delegate to MFC GIM (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or
     3. elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, MFC GIM (US) shall not be responsible for voting proxies on behalf of such Clients.
Policy Statement
MFC GIM (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which MFC GIM (US) believes will maximize the monetary value of each portfolio’s holdings. MFC GIM (US) takes the view that this will benefit the Clients.
The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with MFC GIM (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.
To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, MFC GIM (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third-party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a MFC GIM (US) client retains voting authority, MFC GIM (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.
MFC GIM (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.
Therefore, the Proxy Voting Policy encompasses the following principles:
•	The proxy voting function of MFC GIM (US) Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

•	The Chief Compliance Officer makes an annual risk-based assessment of MFC GIM (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The Chief Compliance Officer makes periodic reports to MFC GIM (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where MFC GIM (US) has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

•	Except as otherwise required by law, MFC GIM (US) has a general policy of not disclosing to any issuer or third-party how MFC GIM (US) or its voting delegate voted a Client’s proxy. n MFC GIM (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. MFC GIM (US) votes in all markets where it is feasible to do so.
Standards
MFC GIM (US) has engaged RiskMetrics as its proxy voting agent to:
1.  research and make voting recommendations or, for matters for which MFC GIM (US) has so delegated, to make the voting determinations;
2.  ensure that proxies are voted and submitted in a timely manner;
3.  handle other administrative functions of proxy voting;
4.  maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
5.  maintain records of votes cast; and
6.  provide recommendations with respect to proxy voting matters in general.

Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.
MFC GIM (US) does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). MFC GIM (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. MFC GIM (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.
MFC GIM (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.
In addition, MFC GIM (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:
1. proxy statements and ballots being written in a foreign language;
2. underlying securities have been lent out pursuant to a Client’s securities lending program;
3. untimely notice of a shareholder meeting;
4. requirements to vote proxies in person;
5. restrictions on foreigner’s ability to exercise votes;
6. restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);
7. requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or
8. inability of a Client’s custodian to forward and process proxies electronically.
Administration
Proxy Operations is responsible for administering the proxy voting process, including:
1. Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;
2. Coordinating and overseeing the proxy voting process performed by RiskMetrics; and
3. Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.
As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any MFC GIM (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.
From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.
In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of MFC GIM (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.
There may be circumstances under which a portfolio manager or other MFC GIM (US) investment professional (“MFC GIM (US) Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the MFC GIM (US) Investment Professional shall inform Proxy Operations of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a MFC GIM (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.
In addition to voting proxies, MFC GIM (US):

1. describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;
2. provides clients with a copy of the Proxy Voting Policy, upon request;
3. discloses to its clients how they may obtain information on how MFC GIM (US) voted the client’s proxies;
4. generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;
5. documents the reason(s) for voting for all non-routine items; and
6. keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.
Conflict of Interest
In instances where MFC GIM (US) has the responsibility and authority to vote proxies on behalf of its clients for which MFC GIM (US) serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, MFC GIM (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when MFC GIM (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if MFC GIM (US) is aware that one of the following conditions exists with respect to a proxy, MFC GIM (US) shall consider such event a potential material conflict of interest:
1. MFC GIM (US) has a business relationship or potential relationship with the issuer;
2. MFC GIM (US) has a business relationship with the proponent of the proxy proposal; or
3. MFC GIM (US) members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
As a fiduciary to its clients, MFC GIM (US) takes these potential conflicts very seriously. While MFC GIM (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by MFC GIM (US)’s potential conflict, there are a number of courses MFC GIM (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.
In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.
As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, MFC GIM (US) believes that this process is reasonably designed to address conflicts of interest that may arise between MFC GIM (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate MFC GIM (US)’s discretion on the particular issue and hence avoid the conflict.
In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not MFC GIM (US)’s, best interests.
Recordkeeping
In accordance with applicable law, MFC GIM (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in MFC GIM (US)’s office:
•	the MFC GIM (US) Proxy Voting Policy and any additional procedures created pursuant to that policy;

•	a copy of each proxy statement MFC GIM (US) receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

•	a record of each vote cast by MFC GIM (US) (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

•	a copy of any document created by MFC GIM (US) that was material in making its voting decision or that memorializes the basis for such decision; and

•	copy of each written request from a client, and response to the client, for information on how MFC GIM (US) clients’ proxies were voted.
Policy Administration
The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.
The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy.
WELLS CAPITAL MANAGEMENT     Policies and Procedures

Subject:	Date Issued:
March 2009
Proxy Voting Policies and Procedures	Date Last Revised:
December 2007

Compliance Liaison:	Business Administrator:
Mai Shiver/Margie D’Almeida	Jennifer Vraney
•
I. Introduction:
As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).
WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.
II. Voting
          Philosophy:
When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities
1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:
•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.
C.	Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.
1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the RiskMetrics’ Proxy Voting Guidelines, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, RiskMetrics will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.
2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics,

Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.
Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.
3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).
4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.
5. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with RiskMetrics’ voting guidelines to avoid any regulatory violations.
III. Other Provisions
     Guideline Review
The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.
     Record Retention
WellsCap will maintain the following records relating to the implementation of the Procedures:
▪	A copy of these proxy voting polices and procedures;

▪	Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

▪	Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

▪	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

▪	Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

     Disclosure of Policies and Procedures
WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.
WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.
Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.
WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICY
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
PROCEDURE
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.
c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a. A copy of Western Asset’s policies and procedures.
b. Copies of proxy statements received regarding client securities.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:
1. Issuer name;
2. Exchange ticker symbol of the issuer’s shares to be voted;
3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1. Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.
2. Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3. Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.
4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5. Matters relating to Anti-Takeover Measures
a. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
b. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6. Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
RETIREMENT ACCOUNTS
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

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